UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

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MONAKER GROUP, INC.

(Name of Registrant As Specified In Its Charter)

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MONAKER GROUP, INC.

2690 Weston Road, Suite 200

Weston, Florida 33331

Telephone: (954) 888-9779

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’
MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS
INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF
INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

Dear Stockholders:

We are furnishing this notice and the accompanying Information Statement to the holders of shares of common stock of Monaker Group, Inc., a Nevada corporation (the “Company”), for informational purposes only pursuant to Section 14(c) of the Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.

The purpose of this Information Statement is to notify our stockholders that effective on September 13, 2017, the holders of 9,437,131 shares of the Company’s common stock, representing 54.0% of the outstanding shares of the Company’s common stock as of such date, executed a written consent in lieu of the 2017 annual meeting of stockholders (the “Majority Stockholder Consent”), approving the following matters, which had previously been approved by the Board of directors of the Company on August 25, 2017, and recommended to be presented to the majority stockholders for their approval by the Board of Directors on the same date:

●	the appointment of seven members to our Board of Directors (the “Board”);

●	the adoption of the Monaker Group, Inc. 2017 Equity Incentive Plan;

●	authority for our Board of Directors, without further stockholder approval, to effect a reverse stock split of all of the outstanding common stock of the Company, by the filing of a Certificate of Amendment to the Company’s Articles of Incorporation with the Secretary of State of Nevada, in a ratio of between one-for-one and one-for-four, with the Company’s Board of Directors having the discretion as to whether or not the reverse split is to be effected, and with the exact exchange ratio of any reverse split to be set at a whole number within the above range as determined by the Board of Directors in its sole discretion, at any time before the earlier of (a) September 13, 2018; and (b) the date of the Company’s 2018 annual meeting of stockholders;

●	the appointment of LBB & Associates Ltd, LLP as our independent registered public accounting firm;

●	an advisory vote on the frequency of an advisory vote on executive compensation; and

●	an advisory vote on executive compensation.

This notice, the accompanying Information Statement and our Annual Report on Form 10-K for the fiscal year ended February 28, 2017, are being made available on or about September 15, 2017 to all of our stockholders of record at the close of business on September 11, 2017.

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In accordance with Rule 14c-2 of the Exchange Act, the corporate actions will be effective no earlier than twenty (20) days after this Information Statement has been made available to our stockholders, provided that because we are making this Information Statement available on the Internet (as described below), the corporate actions will become effective no earlier than forty (40) days after the date notice of the internet availability of such Information Statement materials is first sent to stockholders, which we expect to be on or approximately October 26, 2017.

The Company is pleased to utilize the Securities and Exchange Commission rules that allow issuers to furnish stockholder materials to their stockholders on the Internet. Accordingly, we are sending a Notice of Internet Availability of Information Statement Materials, on or about September 15, 2017 to our stockholders of record as of the close of business on September 11, 2017. The notice contains instructions on how to access our Information Statement and Annual Report. In addition, the notice contains instructions on how you may receive a paper copy of the Information Statement and Annual Report or elect to receive your Information Statement and Annual Report over the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the mailing.

The enclosed Information Statement is also available at https://www.iproxydirect.com/MKGI. This website also includes copies of the Information Statement and the Annual Report to stockholders for the year ended February 28, 2017. Stockholders may also request a copy of the Information Statement and the Company’s Annual Report by contacting our main office at (954) 888-9779.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

BY ORDER OF THE BOARD OF DIRECTORS:

Weston, Florida	/s/ William Kerby
September 14, 2017	William Kerby,
Chief Executive Officer and Chairman

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INFORMATION STATEMENT

Unless the context requires otherwise, references to the “Company,” “we,” “us,” “our,” “Monaker” and “Monaker Group, Inc.” refer specifically to Monaker Group, Inc. and its consolidated subsidiaries.

In addition, unless the context otherwise requires and for the purposes of this Information Statement only:

●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

●	“SEC” or the “Commission” refers to the United States Securities and Exchange Commission;

●	“Securities Act” refers to the Securities Act of 1933, as amended; and

●	“FYE” means fiscal year end.

FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements.” These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those set forth in the section on forward-looking statements and in the risk factors in Item 1.A of our Annual Report on Form 10-K for the fiscal year ended February 28, 2017, as filed with the Securities and Exchange Commission on May 8, 2017 (the “2017 10-K”).

MONAKER GROUP, INC.

2690 Weston Road, Suite 200

Weston, Florida 33331

Telephone: (954) 888-9779

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

GENERAL INFORMATION

This Information Statement is being mailed on or about September 15, 2017 to the holders of record at the close of business on September 11, 2017 (the “Record Date”) of shares of the common stock of Monaker Group, Inc., a Nevada corporation, in connection with actions taken by the holders of a majority of our outstanding common stock as follows:

●	the appointment of seven members to our Board of Directors (the “Board”);

●	the adoption of the Monaker Group, Inc. 2017 Equity Incentive Plan;

●	authority for our Board of Directors, without further stockholder approval, to effect a reverse stock split of all of the outstanding common stock of the Company, by the filing of a Certificate of Amendment to the Company’s Articles of Incorporation with the Secretary of State of Nevada, in a ratio of between one-for-one and one-for-four, with the Company’s Board of Directors having the discretion as to whether or not the reverse split is to be effected, and with the exact exchange ratio of any reverse split to be set at a whole number within the above range as determined by the Board of Directors in its sole discretion, at any time before the earlier of (a) September 13, 2018; and (b) the date of the Company’s 2018 annual meeting of stockholders;

●	the appointment of LBB & Associates Ltd, LLP as our independent registered public accounting firm;

●	an advisory vote on the frequency of an advisory vote on executive compensation; and

●	an advisory vote on executive compensation.

Each of our officers and directors, William Kerby, Omar Jimenez, Donald P. Monaco, Simon Orange, Robert J. Post, Pat LaVecchia and Doug Checkeris, and certain entities which they own and control, as well as Mark Wilton and Stephen Romsdahl, significant shareholders of the Company, who collectively own 9,427,131 shares of the Company’s common stock, representing 54.0% of the outstanding shares of the Company’s common stock, have executed the Majority Stockholder Consent approving the actions described above.

Each of the actions described above, as approved by the majority stockholders pursuant to the Majority Stockholder Consent effective on September 13, 2017, had previously been approved by the Board of Directors of the Company on August 25, 2017, and recommended to be presented to the majority stockholders for their approval by the Board of Directors on the same date.

The elimination of the need for a formal meeting of the stockholders to approve the actions is authorized by Section 78.320 of the Nevada Revised Statutes, (the “Nevada Law”). This Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the formal meeting. According to Section 78.380(1)(b) of the Nevada Law, an action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action and pursuant to Section 78.330 of Nevada Law, directors of every corporation must be elected at the annual meeting of the stockholders by a plurality of the votes cast at the election. In order to eliminate the costs and management time involved in holding an annual meeting and in order to effect the actions described above, the Board of Directors of the Company voted to utilize the written consent of the majority stockholders of the Company and did in fact obtain, the written consent of the majority stockholders to approve the actions described above, pursuant to the Majority Stockholder Consent.

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Exchange Act to our stockholders of record on the Record Date. The actions approved by the majority stockholders will be effective no earlier than forty (40) days after the date this Information Statement is first sent to stockholders, which we expect to be on or approximately October 26, 2017. This Information Statement is being mailed on or about September 15, 2017 to stockholders of record on the Record Date who did not execute the Majority Stockholder Consent.

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Dissenters’ Right of Appraisal

No dissenters’ or appraisal rights under Nevada Law are afforded to the Company’s stockholders as a result of the approval of the actions set forth above.

Vote Required

The number of votes cast in favor of the actions described above had to exceed the number of votes cast in opposition to the action in order to approve the above actions, except for the election of directors, which required a plurality of the votes cast. As of the Record Date, the Company had outstanding 17,468,432 shares of common stock, which each vote one (1) voting share on stockholder matters, and no other voting shares. The majority stockholders voted 54.0% of our voting shares as of the Record Date via the Majority Stockholder Consent, to approve the actions described above.

ELECTION OF DIRECTORS

Pursuant to the Majority Stockholder Consent, upon recommendation of the Board, all seven of the members of our Board of Directors were reelected to hold office until the next annual meeting of stockholders or until their successors have been duly elected and qualified. The following is biographical information on the members of our Board of Directors:

Name	Age	Position	Officer and/or Director Since
William Kerby	60	Chief Executive Officer and Chairman	2008

Omar Jimenez	56	Chief Financial Officer, Chief Operating Officer and Director	2016

Pat LaVecchia	51	Director	2011

Donald P. Monaco	65	Director	2011

Doug Checkeris	61	Director	2012

Simon Orange	50	Director	2017

Robert Post	56	Director	2017

Director Biographies:

William Kerby - Chief Executive Officer and Chairman

William Kerby is the Founder, Chairman, and CEO of Monaker Group, Inc. From July 2008 to present, he has been the architect of the Monaker model, overseeing the development and operations of the Company’s Travel, Real Estate and Television Media divisions. In October 2012, Monaker transferred its real estate assets into a public company - RealBiz Media Group, Inc., where Mr. Kerby served as CEO until August 2015 and on the Board until April of 2016. In July 2015, the decision was made to separate the Television and Real Estate operations from Monaker thereby allowing management to focus all efforts on the development of its travel operations. From April 2002 to July 2008, Mr. Kerby served as the CEO of various media and travel entities that ultimately became part of Extraordinary Vacations Group. Operations included Cruise & Vacation Shoppes, Maupintour Extraordinary Vacations, Attaché Travel and the Travel Magazine - a TV series of 160 travel shows. From February 1999 to April 2002, Mr. Kerby founded and managed Travelbyus, a publicly traded company on the TSX and NASD Small Cap. The launch included an intellectually patented travel model that utilized technology-based marketing to promote its travel services and products. Mr. Kerby negotiated the acquisition and financing of 21 companies encompassing multiple tour operators, 2,100 travel agencies, media that included print, television, outdoor billboard and wireless applications and leading edge technology in order to build and complete the Travelbyus model. The company had over 500 employees, gross revenues exceeding $3 billion and a Market Cap over $900 million. From June 1989 to January 1999, Mr. Kerby founded and grew Leisure Canada – a company that included the Master Franchise for Thrifty Car Rental British Columbia, TravelPlus (a nationwide Travel Agency), Bluebird Holidays (an international tour company with operations in the U.S., Canada, Great Brittan, France, South Africa and the South Pacific) and Canadian Traveler (a travel magazine). Leisure Canada was acquired in May 1998 by Wilton Properties, a Canadian company developing hotel and resort properties in Cuba. From October 1980 through June 1989, Mr. Kerby worked in the financial industry as an investment advisor. Mr. Kerby graduated from York University in May 1980 with a Specialized Honors Economics degree. We selected Mr. Kerby to serve on our Board because he brings to the board extensive knowledge of the travel industry. Having served in senior corporate positions in many travel related companies, he has a vast knowledge of the industry.

Director Qualifications:

The Company believes that Mr. Kerby’s experience in the travel and leisure industry allows him to contribute business expertise and qualifies him to be a member of the Board.

Omar Jimenez - Chief Financial Officer, Chief Operating Officer, Treasurer, Secretary & Director

In January 2017, the Board of Directors of the Company appointed Omar Jimenez as a member of the Board of Directors. On September 19, 2016, Mr. Jimenez was appointed by the Board of Directors of the Company to the positions of Treasurer and Secretary of the Company. In January 2016, the Board of Directors of the Company appointed Omar Jimenez to the position of Chief Financial Officer and Chief Operating Officer of the Company. Mr. Jimenez has held a variety of senior financial management positions during his career. From May 2009 to January 2016, he served as the founder of MARMEL International, Inc., a company that provides accounting and consulting services. In addition, from June 2004 to May 2009 he served as President & Chief Financial Officer at American Leisure Holdings, Inc., focusing on leisure and business travel, hospitality & hotels, call centers and real estate development. Mr. Jimenez also served from April 2002 to June 2004 as Director of Operations for US Installation Group, Inc., a selling and installation group for The Home Depot, and CFO and VP of Onyx Group, Inc., a conglomerate with 700 employees and annual revenues exceeding $400 million. Mr. Jimenez is a Certified Public Accountant (CPA), Chartered Global Management Accountant (CGMA), Chartered Property Casualty Underwriter (CPCU), a Member of the AICPA and FICPA. Mr. Jimenez holds a B.B.A in Accounting and a B.B.A in Finance from the University of Miami and an M.B.A from Florida International University.

Director Qualifications:

The Company believes that Mr. Jimenez’s senior financial background along with his travel industry experience and business experience allows him to contribute business and strategic planning expertise and qualifies him to be a member of the Board.

Pat LaVecchia - Director

Pat LaVecchia has served as a member of the Board of Directors since 2011. Mr. LaVecchia has been a founding principal and Managing Member of LaVecchia Capital LLC (“LaVecchia Capital”), a merchant banking and investment firm, since 2007 and has over 20 years of experience in the financial industry. Mr. LaVecchia has built and run several major Wall Street groups and has extensive expertise in capital markets, including initial public offerings, secondary offerings, raising capital for private companies and PIPEs as well as playing the leading role in numerous mergers, acquisitions, private placements and high yield transactions. Prior to forming LaVecchia Capital, Mr. LaVecchia ran several groups at major firms including: Managing Director and Head of the Private Equity Placement Group at Bear, Stearns & Company (1994 to 1997); Group Head of Global Private Corporate Equity Placements at Credit Suisse First Boston (1997 to 2000); Managing Director and Group Head of the Private Finance and Sponsors Group at Legg Mason Wood Walker, Inc (2001 to 2003); co-founder and Managing Partner of Viant Group (2003-2005) and Managing Director and Head of Capital Markets at FTN Midwest Securities Corp. (2005 to 2007). Mr. LaVecchia received his B.A., magna cum laude (and elected to Phi Beta Kappa), from Clark University and an M.B.A. from The Wharton School of the University of Pennsylvania with a major in Finance and a concentration in Strategic Planning. In the past, Mr. LaVecchia has served on several public company boards, including as Vice Chairman of InfuSystems, Inc. (INFU). Mr. LaVecchia also served on the RealBiz Media Group, Inc. Board of Directors from April 2014 until April 2016. Mr. LaVecchia is also currently a managing partner of Sapphire Capital Management. Mr. LaVecchia also sits on several advisory boards and non-profit boards.

Director Qualifications:

The Company believes that Mr. LaVecchia’s investment banking and business experience allows him to contribute business and financing expertise and qualifies him to be a member of the Board.

Donald P. Monaco - Director

Donald P. Monaco has served as a member of the Board of Directors since August 2011. Mr. Monaco served on the RealBiz Media Group, Inc. Board of Directors from October 2012 until April 2016. Mr. Monaco is the owner of Monaco Air Duluth, LLC, a full service, fixed-base operator aviation services business at Duluth International Airport serving airline, military and general aviation customers since November 2005; a partner in Lark O’ the Lake, LLC since April 2015; and the principal owner of the Duluth Flying Club, LLC since May 2015. Mr. Monaco also serves as a Commissioner on the Metropolitan Airports Commission in Minneapolis-St. Paul and is a Director at Republic Bank in Duluth, Minnesota. Mr. Monaco is the President and Chairman of the Monaco Air Foundation, Treasurer of Honor Flight Northland, Treasurer of the Duluth Aviation Institute, and a member of the Duluth Chamber of Commerce Military Affairs Committee. Mr. Monaco spent over 18 years as a Partner and Senior Executive and has 28 years as an international information technology and business management consultant with Accenture in Chicago, Illinois.

Director Qualifications:

We selected Mr. Monaco to serve on our Board because he brings a strong business background to the Company, and adds significant strategic, business and financial experience. Mr. Monaco’s business background provides him with a broad understanding of the issues facing us, the financial markets and the financing opportunities available to us.

Doug Checkeris - Director

Doug Checkeris has served as a member of the Board of Directors since September 2012. Mr. Checkeris also served as the Company’s Chief Marketing Officer from February 2012 to February 2014. Mr. Checkeris is a Senior Media and Advertising Executive with nearly three decades of hands-on management in all facets of interactive media. Mr. Checkeris’s work experience includes 14 years of service with Mediacom where he rose through the ranks to become the CEO for Mediacom North America, until recently headquartered in New York. With close to $18 billion in global billings, 4,600 employees, and 116 offices in 89 countries, Mediacom provides and specializes in business-building media solutions for some of the world’s largest, well-known advertisers. Previous to Mediacom, Mr. Checkeris started his career in a media company in Toronto, Canada, and was a partner when the company was acquired by Grey Worldwide and the WPP. Mr. Checkeris served on the RealBiz Media Group, Inc. Board of Directors from October 2012 until April 2016.

Director Qualifications:

We selected Mr. Checkeris to serve on our Board because he brings to the board extensive knowledge of the media industry. Having served in senior corporate positions in many media related companies, Mr. Checkeris has a vast knowledge of the industry.

Simon Orange - Director

Simon Orange has served as a member of the Board of Directors since January 2017. Mr. Orange is the founding partner and chairman of CorpAcq, a corporate acquisitions and investments company located in the United Kingdom. Mr. Orange served as the chairman of CorpAcq from 2006 to 2009 and from April 2014 to present. At CorpAcq, Mr. Orange is responsible for identifying and negotiating acquisitions in conjunction with its corporate finance partners, as well as overseeing strategic development, funding, and partnerships. Following a “buy and build” approach, CorpAcq maintains long-term investments in a diverse portfolio of successful businesses. Currently comprised of 19 portfolio companies, CorpAcq has been recognized as one of the fastest growing enterprises in the United Kingdom. Mr. Orange has been involved in funding and managing the growth of numerous business ventures, some which have been acquired by NASDAQ and London Stock Exchange listed companies. He is also a founding member of Cicero Consulting Group, based in New York City.

Director Qualifications:

The Company believes that Mr. Orange’s experience in corporate acquisitions and financing will assist the Company and qualifies him to be a member of the Board.

Robert J. Post - Director

Robert J. Post has served as a member of the Board of Directors since January 2017. Mr. Post has served as Chief Executive Officer of Cloud5, the largest provider of cloud based telecommunications and high speed Internet to major brands in the hospitality industry, including Marriott, IHG, Hilton, La Quinta, Motel 6 and Red Roof Inn, since January 2015. He has also served as a member of the Board of Directors of Cloud5 since January 2015. Mr. Post has served as the Executive Chairman of The Knowland Group, a hospitality and data analytics company since March 2014. From 2005 to December 2011, Mr. Post served as Chairman, Chief Executive Officer and Chief Financial Officer of TravelClick, a leading provider of global, hotel e-commerce solutions that supports more than 15,000 customers across 140 countries, including Blackstone, Hilton, Hyatt, Accor, Marriott and Trump. He also previously served as executive and corporate officer at MICROS Systems, a hospitality technology provider, where he helped lead its secondary NASDAQ offering. Since 2002, Mr. Post has also operated Pconsulting, providing start-up investment and restructuring services for mid-sized businesses, including OpenTable.com, HotelBank, and Radiant Systems. Mr. Post served as a member of the Board of Directors of Avatech Solutions, a publicly reporting company, and served on the Compensation and Audit Finance Committee of that entity, from March 2004 to October 2010. He is a graduate of Wharton’s Advanced Management Program, and earned his Bachelor’s of Science in Business from Duquesne University.

Director Qualifications:

The Company believes that Mr. Post’s experience as a senior executive and his extensive business experience allows him to contribute business and financing insight and qualifies him to be a member of the Board.

THE COMPANY’S 2017 EQUITY INCENTIVE PLAN

On August 25, 2017, the Board of Directors adopted, subject to the ratification by the majority stockholders, which ratification occurred pursuant to the Majority Stockholder Consent, effective on September 13, 2017, the Company’s 2017 Equity Incentive Plan (the “Plan”) in the form of the attached Appendix A.

The following is a summary of the material features of the Plan:

What is the purpose of the Plan?

The Plan is intended to secure for the Company the benefits arising from ownership of the Company’s common stock by the employees, officers, directors and consultants of the Company, all of whom are and will be responsible for the Company’s future growth. The Plan is designed to help attract and retain for the Company, qualified personnel for positions of exceptional responsibility, to reward employees, officers, directors and consultants for their services to the Company and to motivate such individuals through added incentives to further contribute to the success of the Company.

Who is eligible to participate in the Plan?

The Plan will provide an opportunity for any employee, officer, director or consultant of the Company, subject to any limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the Board of Directors (or the Compensation Committee) may take into account the nature of the services rendered by such person, his or her present and potential future contribution to the Company’s success, and such other factors as the Board of Directors (or the Compensation Committee) in its discretion shall deem relevant. Incentive stock options granted under the Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonqualified (non-statutory stock options) granted under the Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Consequences” below for a discussion of the principal federal income tax consequences of awards under the Plan.

No incentive stock option may be granted under the Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of our Company or any affiliate of our Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant.

Who will administer the Plan?

The Plan shall be administered by the Board of Directors of the Company and/or the Company’s Compensation Committee. The Board (or the Compensation Committee) shall have the exclusive right to interpret and construe the Plan, to select the eligible persons who shall receive an award, and to act in all matters pertaining to the grant of an award and the determination and interpretation of the provisions of the related award agreement, including, without limitation, the determination of the number of shares subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, and any amendment thereof consistent with the provisions of the Plan.

How much common stock is subject to the Plan?

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the maximum aggregate number of shares of common stock which may be issued pursuant to awards under the Plan is 1,250,000 shares. Such shares of common stock shall be made available from the authorized and unissued shares of the Company.

If shares of common stock subject to an option or performance award granted under the Plan expire or otherwise terminate without being exercised (or exercised in full), such shares shall become available again for grants under the Plan. If shares of restricted stock awarded under the Plan are forfeited to us or repurchased by us, the number of shares forfeited or repurchased shall again be available under the Plan. Where the exercise price of an option granted under the Plan is paid by means of the optionee’s surrender of previously owned shares of common stock, or our withholding of shares otherwise issuable upon exercise of the option as may be permitted under the Plan, only the net number of shares issued and which remain outstanding in connection with such exercise shall be deemed “issued” and no longer available for issuance under the Plan.

How many securities have been granted pursuant to the Plan since its approval by the Board of Directors?

No shares of common stock, options, or other securities have been issued under the Plan since approved by the Board of Directors and the majority stockholders.

Does the Company have any present plans to grant or issue securities pursuant to the Plan?

The Company cannot determine the amounts of awards that will be granted under the Plan or the benefits of any awards to the executive officers named in the Director and Officer Compensation tables provided herein beginning on page 31, the executive officers as a group, or employees who are not executive officers as a group. Under the terms of the Plan, the number of awards to be granted is within the discretion of the Board of Directors or the Compensation Committee.

The Board of Directors or the Compensation Committee may issue Options, shares of restricted stock or other awards under the Plan for such consideration as determined in their sole discretion, subject to applicable law.

What will be the exercise price, vesting terms and expiration date of options and awards under the Plan?

The Board of Directors, in its sole discretion, shall determine the exercise price of any Options granted under the Plan which exercise price shall be set forth in the agreement evidencing the Option, provided however that at no time shall the exercise price be less than $0.00001 par value per share of the Company’s common stock. Also, the exercise price of incentive stock options may not be less than the fair market value of the common stock subject to the option on the date of the grant and, in some cases (see “Who is eligible to participate in the Plan?” above), may not be less than 110% of such fair market value. The exercise price of non-statutory options also may not be less than the fair market value of the common stock on the date of grant. The exercise price of options granted under the Plan must be paid either in cash at the time the option is exercised or, at the discretion of our Board, (i) by delivery of already-owned shares of our common stock, (ii) pursuant to a deferred payment arrangement, (iii) pursuant to a net exercise arrangement, or (iv) pursuant to a cashless exercise as permitted under applicable rules and regulations of the Securities and Exchange Commission.

Options and other awards granted under the Plan may be exercisable in cumulative increments, or “vest,” as determined by our Board or the Compensation Committee. Our Board and the Compensation Committee has the power to accelerate the time as of which an option may vest or be exercised. Shares of restricted stock acquired under a restricted stock purchase or grant agreement may, but need not, be subject to forfeiture to us or other restrictions that will lapse in accordance with a vesting schedule to be determined by the Board of Directors or the Compensation Committee. In the event a recipient’s employment or service with our Company terminates, any or all of the shares of common stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to our Company in accordance with such restricted stock agreement.

The expiration date of Options and other awards granted under the Plan will be determined by our Board or the Compensation Committee. The maximum term of options and performance shares under the Plan is ten years, except that in certain cases the maximum term is five years.

What equitable adjustments will be made in the event of certain corporate transactions?

Upon the occurrence of:

(i)	the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation;

(ii)	the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all of the assets of the Company; or

(iii)	in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Exchange Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company);

and unless otherwise provided in the award agreement with respect to a particular award, all outstanding stock options shall become immediately exercisable in full, subject to any appropriate adjustments, and shall remain exercisable for the remaining option period, regardless of any provision in the related award agreement limiting the ability to exercise such stock option or any portion thereof for any length of time. All outstanding performance shares with respect to which the applicable performance period has not been completed shall be paid out as soon as practicable; and all outstanding shares of restricted stock with respect to which the restrictions have not lapsed shall be deemed vested and all such restrictions shall be deemed lapsed and the restriction period ended.

Additionally, after the merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the common stock, each participant shall, at no additional cost, be entitled, upon any exercise of such participant’s stock option, to receive, in lieu of the number of shares as to which such stock option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such participant had been a holder of record of a number of shares of common stock equal to the number of shares as to which such stock option shall then be so exercised.

What happens to options upon termination of employment or other relationships?

The incentive stock options shall lapse and cease to be exercisable upon the termination of service of an employee or director as defined in the Plan, or within such period following a termination of service as shall have been determined by the Board and set forth in the related award agreement; provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a termination of service. Non-incentive stock options are governed by the related award agreements.

Will adjustments be made for tax withholding?

To the extent provided by the terms of an option or other award, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option, or award by a cash payment upon exercise, or in the discretion of our Board of Directors or Compensation Committee, by authorizing our Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our common stock or by a combination of these means.

Federal income tax consequences?

The following is a summary of the principal United States federal income tax consequences to the recipient and our Company with respect to participation in the Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options

There will be no federal income tax consequences to either us or the recipient upon the grant of an incentive stock option. Upon exercise of the option, the excess of the fair market value of the stock over the exercise price, or the “spread,” will be added to the alternative minimum tax base of the recipient unless a disqualifying disposition is made in the year of exercise. A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise. If the shares of common stock are disposed of in a disqualifying disposition, the recipient will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a federal income tax deduction equal to such amount. If the recipient sells the shares of common stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and we will not be entitled to a federal income tax deduction.

Non-statutory Stock Options and Restricted Stock Awards

Non-statutory stock options and restricted stock awards granted under the Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or us by reason of the grant. Upon acquisition of the stock, the recipient will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the Code), the taxable event will be delayed until the forfeiture provision lapses unless the recipient elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock. If such election is not made, the recipient generally will recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the fair market value of the stock on such future date. On that date, the recipient’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin. If a recipient makes a Section 83(b) election, the recipient will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.

With respect to employees, we are generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income with respect to the stock. Such gain or loss will be long-term or short-term depending on whether the stock has been held for more than one year.

Potential Limitation on Company Deductions

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain senior executives of our Company (a “covered employee”) in a taxable year to the extent that compensation to such employees exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from our company, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the award is granted by a committee solely comprising “outside directors” and, among other things, the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant. Awards to purchase restricted stock under the Plan will not qualify as performance-based compensation under the Treasury Regulations issued under Section 162(m).

May awards under the Plan be modified after they are granted?

Yes. The Board (or Compensation Committee) may reprice any Stock Option without the approval of the stockholders of the Company. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of a Stock Option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles (“GAAP”), or (C) cancelling a Stock Option at a time when its exercise price exceeds the fair market value of the underlying Common Stock, in exchange for another Stock Option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by exchange or market on which the Company’s Common Stock then trades or is quoted. In addition to, and without limiting the above, the Board (or Compensation Committee) may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such option period and on such other terms and conditions as are specified by the Board (or Compensation Committee) at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

May the Plan be modified, amended or terminated?

The Board of Directors may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Board’s judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a stock award as provided in Article XI of the Plan, and/or terminate or suspend the Plan as provided in Article XI thereof. Our Board of Directors may also amend the Plan at any time, and from time to time. However, except as relates to adjustments upon changes in common stock, no amendment will be effective unless approved by our stockholders to the extent stockholder approval is necessary to preserve incentive stock option treatment for federal income tax purposes. Our Board of Directors may submit any other amendment to the Plan for stockholder approval if it concludes that stockholder approval is otherwise advisable.

Unless sooner terminated, the Plan will terminate ten years from the date of its adoption by our Board, i.e., in September 2027.

The description of the Plan is qualified in all respects by the actual provisions of the Plan, which is attached to this Information Statement as Exhibit A.

REVERSE STOCK SPLIT OF OUR OUTSTANDING COMMON STOCK

IN A RATIO OF BETWEEN ONE-FOR-ONE AND ONE-FOR-FOUR

Our Board and the majority stockholders, pursuant to the Majority Stockholder Consent, have authorized our Board to effect a reverse stock split of all of our outstanding common stock at a ratio of between one-for-one and one-for-four (the “Exchange Ratio”), with our Board having the discretion as to whether or not the reverse split is to be effected, and with the exact Exchange Ratio of any reverse split to be set at a whole number within the above range as determined by our Board in its sole discretion (the “Reverse Stock Split”). Our Board will have sole discretion to elect, at any time before the earlier of (a) September 13, 2018; and (b) the date of our 2018 annual meeting of stockholders, as it determines to be in our best interest, whether or not to effect the Reverse Stock Split, and, if so, the number of our shares of common stock within the Exchange Ratio which will be combined into one share of our common stock.

The determination as to whether the Reverse Stock Split will be effected and, if so, pursuant to which Exchange Ratio, will be based upon those market or business factors deemed relevant by the Board of Directors at that time, including, but not limited to:

●	listing standards under the Nasdaq Capital Market;

●	existing and expected marketability and liquidity of the Company’s common stock;

●	prevailing stock market conditions;

●	the historical trading price and trading volume of our common stock;

●	the then prevailing trading price and trading volume of our common stock and the anticipated impact of the reverse split on the trading market for our common stock;

●	the anticipated impact of the reverse split on our ability to raise additional financing;

●	business developments affecting the Company;

●	the Company’s actual or forecasted results of operations; and

●	the likely effect on the market price of the Company’s common stock.

Our Board believes that stockholder approval granting us discretion to set the actual exchange ratio within the range of the Exchange Ratio, rather than stockholder approval of a specified exchange ratio, provides us with maximum flexibility to react to then-current market conditions and volatility in the market price of our common stock in order to set an exchange ratio that is intended to result in a stock price in excess of $4.00 per share, which will allow us, subject to the Company meeting the other listing criteria, to uplist our common stock on the Nasdaq Capital Market. However, there can be no assurance that the Reverse Stock Split will result in our common stock trading above $4.00 per share for any significant period of time or that our common stock will be approved for listing on the Nasdaq Capital Market. If the Board determines to implement the Reverse Stock Split, we intend to issue a press release announcing the terms and effective date of the Reverse Stock Split before we file the Amendment with the Secretary of State of the State of Nevada.

If our Board determines that effecting the Reverse Stock Split is in our best interest, the Reverse Stock Split will become effective upon the filing of an amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada. The form of the proposed amendment to our Articles of Incorporation to effect the Reverse Stock Split is attached to this Information Statement as Appendix B (the “Amendment”). The Amendment filed thereby will set forth the number of shares to be combined into one share of our common stock within the limits set forth above, but will not have any effect on the number of shares of common stock or preferred stock currently authorized, the ability of our Board of Directors to designate preferred stock, the par value of our common or preferred stock, or any series of preferred stock previously authorized (except to the extent such Reverse Stock Split adjusts the conversion ratio of such preferred stock, provided that no shares of our preferred stock are currently outstanding).

Purpose of the Reverse Stock Split

The primary purpose of the Reverse Stock Split is to increase proportionately the per share trading price of our common stock in order for us to meet the required listing standards of the NASDAQ Capital Market, which require minimum trading prices of at least $4.00 per share.

We also believe that the increased market price of our common stock expected as a result of implementing the Reverse Stock Split may improve the marketability and liquidity of our common stock and encourage interest and trading in our common stock. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. Although it should be noted that the liquidity of our common stock may be harmed by the Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split, our Board of Directors is hopeful that the anticipated higher market price will offset, to some extent, the negative effects on the liquidity and marketability of our common stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

Board Discretion to Implement the Reverse Stock Split

The Reverse Stock Split will be effected, if at all, only upon a determination by the Board of Directors that the Reverse Stock Split is in the best interests of the Company and its stockholders. The Board of Directors’ determination as to whether the Reverse Stock Split will be effected and, if so, at which Exchange Ratio, will be based upon certain factors, including existing and expected marketability and liquidity of our common stock, prevailing stock market conditions, business developments affecting us, actual or forecasted results of operations and the likely effect on the market price of our common stock, and the listing standards of the NASDAQ Capital Market. If the Board does not act to implement the Reverse Stock Split prior to the earlier of (a) September 13, 2018; and (b) the date of our 2018 annual meeting of stockholders.

Effect of the Reverse Stock Split

If implemented by the Board of Directors, as of the effective time of the Amendment, each issued and outstanding share of our common stock would immediately and automatically be reclassified and reduced into a fewer number of shares of our common stock, depending upon the Exchange Ratio selected by the Board of Directors, which could range between one-for-one and one-for-four.

Except to the extent that the Reverse Stock Split would result in any stockholder receiving an additional whole share of common stock in connection with the rounding of fractional shares as described below, the Reverse Stock Split will not:

●	affect any stockholder’s percentage ownership interest in us;
●	affect any stockholder’s proportionate voting power;
●	substantially affect the voting rights or other privileges of any stockholder; or
●	alter the relative rights of stockholders, warrant holders or holders of equity compensation plan awards and options.

Depending upon the Exchange Ratio selected by the Board of Directors, the principal effects of the Reverse Stock Split are:

●	the number of shares of common stock issued and outstanding will be reduced by a factor ranging between one and four;
●	the per share exercise price will be increased by a factor between one and four, and the number of shares issuable upon exercise shall be decreased by the same factor, for all outstanding options, warrants and other convertible or exercisable equity instruments entitling the holders to purchase shares of our common stock; and
●	the number of shares authorized and reserved for issuance under our existing equity compensation plans (including the Plan) will be reduced proportionately.

The following table contains approximate information relating to our common stock, our outstanding warrants and the amount outstanding under the Plan, under various exchange ratio options:*

	Pre Reverse Split	1 for 2	1 for 3	1 for 4
Authorized Common Stock	500,000,000	500,000,000	500,000,000	500,000,000
Outstanding Common Stock	17,468,432	8,734,216	5,822,811	4,367,108
Reserved for issuance in connection with the exercise of outstanding warrants to purchase shares of common stock	3,132,074	1,566,037	1,044,025	783,019
Reserved for issuance under the Plan	1,250,000	625,000	416,667	312,500
Shares available for future issuance	478,149,494	489,074,747	492,716,498	494,537,374

* Does not take into account the rounding of fractional shares described below under “Fractional Shares”.

Additionally, the below table sets forth the weighted average exercise price of outstanding warrants, under various exchange ratio options:

	Pre Reverse Split	1 for 2	1 for 3	1 for 4
Weighted Average Exercise Price of Outstanding Warrants	$2.87	$5.74	$8.61	$11.48

If the Reverse Stock Split is implemented, the Amendment will not reduce the number of shares of our common stock or preferred stock authorized under our Articles of Incorporation, as amended, the right of our Board of Directors to designate preferred stock, the par value of our common or preferred stock, or otherwise effect our designated series of preferred stock (of which no shares are outstanding).

Our common stock is currently registered under Section 12(g) of the Exchange Act, and we are subject to the periodic reporting and other requirements thereof. We presently do not have any intent to seek any change in our status as a reporting company under the Exchange Act either before or after the Reverse Stock Split, if implemented, and the Reverse Stock Split, if implemented, will not result in a going private transaction.

Additionally, as of the date of this Information Statement, we do not have any current plans, agreements, or understandings with respect to the authorized shares that will become available for issuance after the Reverse Stock Split has been implemented.

Fractional Shares

Stockholders will not receive fractional shares in connection with the Reverse Stock Split. Instead, stockholders otherwise entitled to fractional shares will receive an additional whole share of our common stock. For example, if the Board of Directors effects a one-for-two split, and you held nineteen shares of our common stock immediately prior to the effective date of the Amendment, you would hold 10 shares of the Company’s common stock following the Reverse Stock Split.

Effective Time and Implementation of the Reverse Stock Split

The effective time for the Reverse Stock Split will be the date on which we file the Amendment with the office of the Secretary of State of the State of Nevada or such later date and time as specified in the Amendment, provided that the effective date must occur prior to the earlier of (a) September 13, 2018; and (b) the date of our 2018 annual meeting of stockholders.

As soon as practicable after the effective date, stockholders will be notified that the reverse split has been effected. Our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s). Stockholders should not destroy any stock certificate and should not submit any certificates until requested to do so.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL THE REVERSE SPLIT IS EFFECTIVE, IF AT ALL.

Accounting Matters

The Reverse Stock Split will not affect the par value of our common stock ($0.00001 per share). However, at the effective time of the Reverse Stock Split, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the Exchange Ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss would be expected to be proportionally higher because there will be fewer shares of our common stock outstanding.

No Appraisal Rights

Under the Nevada Revised Statutes, our stockholders are not entitled to appraisal rights with respect to the Reverse Stock Split.

Certain Risks Associated with the Reverse Stock Split

●	The price per share of our common stock after the Reverse Stock Split may not reflect the Exchange Ratio implemented by the Board of Directors and the price per share following the effective time of the Reverse Stock Split may not be maintained for any period of time following the Reverse Stock Split. For example, based on the closing price of our common stock on September 12, 2017 of $2.10 per share, if the Reverse Stock Split was implemented at an Exchange Ratio of 1-for-4, there can be no assurance that the post-split trading price of the Company’s common stock would be $8.40, or even that it would remain above the pre-split trading price. Accordingly, the total market capitalization of our common stock following a Reverse Stock Split may be lower than before the Reverse Stock Split.

●	Following the Reverse Stock Split, we may still not meet the application listing standards of the Nasdaq Capital Market.

●	Effecting the Reverse Stock Split may not attract institutional or other potential investors, or result in a sustained market price that is high enough to overcome the investor policies and practices, and other issues relating to investing in lower priced stock described in “Purpose of the Reverse Stock Split” above.

●	The trading liquidity of our common stock could be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

●	If a Reverse Stock Split is implemented by the Board, some stockholders may consequently own less than 100 shares of our common stock. A purchase or sale of less than 100 shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares following the Reverse Stock Split may be required to pay higher transaction costs if they should then determine to sell their shares of the Company common stock.

Potential Anti-Takeover Effect

The increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for our combination with another company). However, the Reverse Stock Split was not approved in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of our Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board and stockholders.

Federal Income Tax Consequences of the Reverse Stock Split

A summary of the federal income tax consequences of the Reverse Stock Split to individual stockholders is set forth below. It is based upon present federal income tax law, which is subject to change, possibly with retroactive effect. The discussion is not intended to be, nor should it be relied on as, a comprehensive analysis of the tax issues arising from or relating to the Reverse Stock Split. In addition, we have not requested and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. Accordingly, stockholders are advised to consult their own tax advisors for more detailed information regarding the effects of the Reverse Stock Split on them under applicable federal, state, local and foreign income tax laws.

●	We believe that the Reverse Stock Split will be a tax-free recapitalization for federal income tax purposes. Accordingly, a stockholder will not recognize any gain or loss as a result of the receipt of the post-reverse split common stock pursuant to the Reverse Stock Split.

●	The shares of post-reverse split common stock in the hands of a stockholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of the shares of pre-reverse split common stock held by that stockholder immediately prior to the Reverse Stock Split.

●	A stockholder’s holding period for the post-reverse split common stock will include the holding period of the pre-reverse split common stock exchanged.

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Majority Stockholder Consent ratified the Board’s appointment of LBB & Associates Ltd, LLP as our independent registered public accounting firm to audit our consolidated financial statements for the year ending February 28, 2018. Our Board may however, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in our best interests.

The following tables show the fees that were billed for the audit and other services provided by LBB & Associates Ltd, LLP for the years ended February 28, 2017 and February 29, 2016.

(1) Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by our principal accountant for our audit of annual consolidated financial statements and review of consolidated financial statements included in our quarterly reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

February 28, 2017	$30,000
February 29, 2016	$42,500

(2) Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported in the preceding paragraph:

February 28, 2017	$39,000
February 29, 2016	$35,000

(3) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

February 28, 2017	$0
February 29, 2016	$2,500

(4) All Other Fees

The aggregate fees billed in each of the last two fiscal years for the products and services provided by the principal accountant other than the services reported in paragraphs (1), (2), and (3) was:

February 28, 2017	$0
February 29, 2016	$0

It is the policy of our Board that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by our full Board or the Audit Committee. Our Board or Audit Committee pre-approved all services, audit and non-audit related, provided to us by LBB & Associates Ltd, LLP for fiscal 2017 and 2016.

In order to assure continuing auditor independence, the Audit Committee periodically considers the independent auditor’s qualifications, performance and independence and whether there should be a regular rotation of our independent external audit firm. We believe the continued retention of LBB & Associates Ltd, LLP to serve as the Company’s independent auditor is in the best interests of the Company and its stockholders.

ADVISORY VOTE ON THE FREQUENCY OF AN

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Majority Stockholder Consent fixed the frequency with which we will hold a non-binding advisory vote on the compensation of our named executive officers. In considering this action, the majority stockholders considered their preference as to whether the advisory vote on the compensation of our named executive officers should occur:

●	once every three years,

●	once every two years, or

●	once every year.

The majority stockholders, upon the recommendation of our Board of Directors, determined that the frequency of the stockholder vote on the compensation of our named executive officers should be once every three years. The Board views the way it compensates our named executive officers as an essential part of our strategy to maximize our performance. The Board believed that a vote every three years will permit us to focus on developing compensation practices that are in the best long-term interests of our company and our stockholders. The Board believed that a more frequent advisory vote may cause us to focus on the short-term impact of our compensation practices to the possible detriment of our long-term performance. The majority stockholders concurred with the Board’s views. Although the adoption of this action may impact how frequently we hold an advisory vote on executive compensation, the adoption of this action is not binding on us. The Board of Directors may decide in the future that it is in the best interests of our stockholders to hold the advisory vote on executive compensation on a different schedule than the option approved by the Majority Stockholder Consent.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Upon the recommendation of the Board, the Majority Stockholder Consent also approved the compensation paid to our named executive officers for the fiscal year ended February 28, 2017, as described later in this Information Statement which is commonly known as a “say-on-pay.” This approval was not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers. As an advisory vote, this approval is not binding upon us and the Board may elect to recommend changes to the compensation paid to our named executed officers at any time.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the Record Date by (i) each Named Executive Officer, as such term is defined below under “Director and Officer Compensation” on page 31, (ii) each member of our Board of Directors, (iii) each person deemed to be the beneficial owner of more than five percent (5%) of our common stock, and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, each person named in the following table is assumed to have sole voting power and investment power with respect to all shares of our common stock listed as owned by such person. The address of each person is deemed to be the address of the Company unless otherwise noted.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, (a) the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws; and (b) no person owns more than 5% of our common stock. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 2690 Weston Road, Suite 200, Weston, FL 33331.

Name	Number of Common Stock Shares Beneficially Owned		Percent of Common Stock (1)
Executive Officers and Directors
William Kerby	1,739,322	(2)	9.9%
Omar Jimenez	100,000		*
Donald P. Monaco	4,137,066	(3)	23.4%
Pat LaVecchia	136,140	(4)	*
Doug Checkeris	100,000		*
Simon Orange	649,000	(5)	3.7%
Robert J. Post	125,000	(6)	*

All Named Executive Officers and Directors as a Group (7 persons)	6,986,528		38.8%

5% Stockholders

Mark Wilton (7)	2,293,483		13.1%
Pacific Grove Master Fund LP (8)	1,750,000	(9)	9.5%

* Less than 1%.

(1) Based on 17,468,432 shares of common stock outstanding as of the Record Date.

(2) William Kerby holds 1,514,322 shares of common stock individually. Mr. Kerby is also deemed to own 200,000 shares of common stock held by In-Room Retail Systems, LLC, which entity he owns. Mr. Kerby also owns warrants to purchase 25,000 shares of common stock.

(3) Donald P. Monaco beneficially owns (i) 1,993,792 shares of common stock owned by the Donald P. Monaco Insurance Trust (the “Trust”), and (ii) 1,955,754 shares of common stock owned by Monaco Investment Partners II, LP (“MI Partners”). Mr. Monaco also beneficially owns warrants to purchase 100,000 shares of common stock of the Company owned by MI Partners and warrants to purchase 87,500 shares of common stock of the Company owned by the Trust. Mr. Monaco is the managing general partner of MI Partners and trustee of the Trust. Mr. Monaco disclaims beneficial ownership of all shares held by the Trust and MI Partners in excess of his pecuniary interest, if any.

(4) Includes warrants to purchase 5,000 shares of common stock.

(5) Includes 363,500 shares of common stock and warrants to purchase 225,500 shares of common stock held by Charcoal Investment Ltd., which entity Mr. Orange owns and which shares he is deemed to beneficially own. Also includes warrants to purchase 20,000 shares of common stock held individually by Mr. Orange.

(6) Includes 50,000 shares of common stock and warrants to purchase 50,000 shares of common stock held by the Robert Post 2007 Revocable Trust, which shares Mr. Post is deemed to beneficially own and warrants to purchase 12,500 shares of common stock held by Mr. Post individually.

(7) Address: 1314 E. Las Olas Blvd Apt #45, Fort Lauderdale, FL 33301.

(8) Jamie Mendola exercises voting and investment control over the securities held by Pacific Grove Master Fund LP. Address: 580 California Street, Suite 1925, San Francisco, California 94104.

(9) Includes warrants to purchase 875,000 shares of common stock.

Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

Equity Compensation Plan Information as of February 28, 2017

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights as of February 28, 2017	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders	795,925	$2.35	—
Total	795,925	$2.35	—

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as discussed below or otherwise disclosed above under “Director and Officer Compensation”, beginning on page 31, which information is incorporated by reference where applicable in this “Related Party Transactions” section, the following sets forth a summary of all transactions since the beginning of the fiscal year of 2016, or any currently proposed transaction, in which the Company was to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at the fiscal year-end for 2017 and 2016, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Director and Officer Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

On October 1, 2015, Monaco Investment Partners II, LP, of which Donald Monaco is the managing general partner and a Director of the Company, subscribed for $250,000 of units (100,000 total units) in our offering of up to $750,000 of units of the Company, each comprised of 1 share of common stock and 1 cashless warrant to purchase one share of common stock at an exercise price of $1.50 per share.

On November 3, 2015, Monaco Investment Partners II, LP, of which Donald Monaco is the managing general partner and a Director of the Company, subscribed for $250,000 of units (100,000 total units) in our offering of up to $750,000 of units of the Company, each comprised of 1 share of common stock and 1 cashless warrant to purchase one share of common stock at an exercise price of $1.50 per share.

On November 10, 2015, Mark Wilton, a greater than 5% shareholder of the Company invested $50,000 in the Company via a Subscription Agreement in consideration for 20,000 shares of common stock and warrants exercisable for 20,000 shares of common stock, with an exercise price of $2.50 per share and a term of one year, expiring November 9, 2016.

On November 13, 2015, Mark Wilton, a greater than 5% stockholder of the Company, converted 30,000 shares, at $5.00 per share, of Series B Preferred Stock and was issued 60,000 shares of restricted common stock.

On November 13, 2015, Adam Friedman, our former CFO of the Company, converted 26,200 shares, at $5.00 per share, of Series C Preferred Stock and was issued 52,400 shares of restricted common stock.

On November 13, 2015, Doug Checkeris, Director of the Company, converted 50,000 shares, at $5.00 per share, of Series C Preferred Stock and was issued 100,000 shares of restricted common stock.

On November 13, 2015, Adam Friedman, former CFO of the Company, converted 15,000 shares, at $5.00 per share, of Series D Preferred Stock and was issued 30,000 shares of restricted common stock.

On November 13, 2015, Pat LaVecchia, Director of the Company, converted 61,800 shares, at $5.00 per share, of Series C Preferred Stock and was issued 123,600 shares of restricted common stock.

On November 17, 2015, 30,000 shares of common stock were issued to William Kerby, CEO and Chairman of the Company, upon conversion of 15,000 shares of Series A Preferred Stock at $5.00 per share.

On November 20, 2015, the Company entered into two exchange agreements (the “Exchange”) in which it exchanged an aggregate of $1,330,115 of the Company’s convertible promissory notes and accrued interest (the “Notes”) for an aggregate of 532,046 shares of the Company’s common stock (calculated at $2.50 per share of common stock for the Notes). The exchanged Notes consisted of the following: (i) $764,384 of Notes were exchanged by Monaco Investment Partners II, LP (“Monaco Investments”) for 305,754 shares of common stock; and (ii) $565,731 of Notes were exchanged by the Trust for 226,292 shares of common stock. Donald P. Monaco, a member of our Board of Directors, is the managing general partner of Monaco Investments and the trustee of the Trust.

On November 25, 2015, Donald P. Monaco Insurance Trust, of which Donald Monaco is the trustee and a Director of the Company, subscribed for $250,000 of units (100,000 total units) in our offering of up to $750,000 of units of the Company, each comprised of 1 share of common stock and 1 cashless warrant to purchase one share of common stock at an exercise price of $1.50 per share.

On December 17, 2015, William Kerby, CEO and Chairman of the Company, converted 35,000 shares, at $5.00 per share, of Series C Preferred Stock and was issued 70,000 shares of restricted common stock.

On January 22, 2016, Donald P. Monaco Insurance Trust, of which Donald Monaco is the trustee and a Director of the Company, subscribed for $600,000 of units (240,000 total units) in our offering of up to $600,000 of units of the Company, each comprised of 1 share of common stock and 1 cashless warrant to purchase one share of common stock at an exercise price of $1.50 per share.

On March 15, 2016, Stephen Romsdahl, a then greater than 5% stockholder of the Company, subscribed for $120,000 of units (48,000 total units) in our offering of up to $400,000 of units of the Company, each comprised of 1 share of common stock and 2 Special Exchange warrants to purchase one share of common stock at an exercise price of $0.25 per share.

On March 17, 2016, Mark Wilton, a greater than 5% stockholder of the Company, subscribed for $60,000 of units (24,000 total units) in our offering of up to $400,000 units of the Company, each comprised of 1 share of common stock and 2 Special Exchange warrants to purchase one share of common stock at an exercise price of $0.25 per share.

On April 17, 2016, Monaco Investment Partners II, L.P, of which Donald Monaco is the managing general partner and a Director of the Company, exercised warrants to purchase 200,000 shares of common stock at an exercise price of $1.50 per share.

On May 31, 2016, the Company received $90,000 in proceeds from the Donald P. Monaco Insurance Trust (whose trustee is Donald Monaco a director of Monaker) and issued 60,000 common shares in connection with a partial warrant exercise for $1.50 per share.

On June 2, 2016, the Company borrowed three hundred thousand dollars ($300,000) from the Donald P. Monaco Insurance Trust (“Trust”), which was evidenced by a Promissory Note (“Note”) in the principal amount of three hundred thousand dollars ($300,000), which accrues interest at the rate of 6% per annum (12% upon the occurrence of an event of default). All principal, interest and other sums due under the Note are due and payable on the earlier of (a) the date the operations of NextTrip.com generate net revenues equal to $300,000; (b) the date the Company enters into an alternate financing in excess of $300,000; or (c) August 1, 2016. The Note contains standard and customary events of default. Donald P. Monaco, a member of our Board of Directors, is the trustee of the Trust. This Note may be prepaid in whole or in part at any time, without penalty or premium. On June 24, 2016, we repaid this Note.

Messrs. Donald P. Monaco, Pat LaVecchia, Douglas Checkeris and William Kerby who represented all of the then members of the Board of Directors of Monaker resigned as directors of RealBiz Media Group, Inc. (“RealBiz”), the Company’s former consolidated subsidiary, effective Monday April 11, 2016.

Through October 2015, the Company received and/or made advances to/from its unconsolidated affiliated company, RealBiz Media Group, Inc. resulting in a net receivable due from RealBiz in excess of $5.8 million. At February 29, 2016, Monaker owned 44,470,101 shares of RealBiz Series A Preferred Stock and 10,359,890 shares of RealBiz common stock, representing 28% ownership of RealBiz. The equity interest, along with a net receivable balance due from the above-mentioned transactions, has been written down to zero ($0) to reflect the realizable value of this investment and asset.

During the year ended February 29, 2016, the Company granted warrants to purchase 30,000 shares of common stock for the settlement of the Company’s note payable with Mark Wilton (greater than 5% stockholder), of which warrants to purchase 89,300 shares of common stock were exercised; warrants to purchase 120,000 shares of common stock were cancelled; and warrants to purchase 176,743 shares of common stock expired.

In June 2016, we borrowed $450,000 under a line of credit and used $300,000 to repay funds previously borrowed from the Donald P. Monaco Insurance Trust, of which Donald Monaco, a Director of the Company, is the Trustee.

On July 8, 2016, Stephen Romsdahl, a then greater than 5% stockholder of the Company, exercised warrants to purchase 96,000 shares of common stock which had an exercise price of $0.25 per share for an aggregate of $24,000.

On August 23, 2016, Pat LaVecchia, our director, converted 1,000 shares of Series D Preferred Stock into shares of common stock in connection with a special exchange conversion whereby Series D Preferred Stock stockholders were offered a special conversion rate of $2.50 per share of the Company’s common stock, provided accrued dividends were waived (instead of the stated $12.50 conversion price), into 2,000 shares of common stock at $2.50 per share, valued at $5,000.

Effective September 8, 2016, the Company sold 138,000 units, each consisting of one share of common stock and one warrant to purchase one share of common stock (the “Units”), to Charcoal Investments Ltd. (“Charcoal”), which entity is owned by Simon Orange, who became a member of the Board of Directors of the Company on January 5, 2017, in consideration for $345,000 or $2.50 per unit. The warrants were evidenced by a Warrant to Purchase Common Stock (the “Charcoal Warrants”), had an exercise price of $2.50 per share and an expiration date of September 7, 2017.

Also on September 8, 2016, the Company entered into a consulting agreement with Mr. Orange, pursuant to which Mr. Orange agreed to provide the Company consulting services by aiding the Company in financial, organizational and developmental advice during a twelve month period. In connection with assisting with a $750,000 private offering of units (pursuant to which Charcoal subscribed for units as described above), Mr. Orange received compensation consisting of cash, shares and warrants.

On October 25, 2016, the Donald P. Monaco Insurance Trust, of which Donald Monaco is the trustee and a Director of the Company, exercised warrants to purchase 280,000 shares of common stock with an exercise price of $1.50 per share.

On November 4, 2016, Mark Wilton, a greater than 5% stockholder of the Company, was issued 114,770 shares of restricted common stock pursuant to a subscription agreement for $99,800 in proceeds.

On December 1, 2016, Stephen Romsdahl, a then greater than 5% stockholder of the Company, exercised warrants to purchase 85,000 shares of common stock which had an exercise price of $0.50 per share.

On December 20, 2016, we borrowed $37,500 from In Room Retail, which was evidenced by a Promissory Note (“Note”) in the principal amount of $37,500, which accrued interest at the rate of 6% per annum. William Kerby, our Chairman and Chief Executive Officer, is the managing member of In Room Retail.

On January 26, 2017, the Company, Mr. Orange, a director, and Charcoal, agreed to reduce the exercise price of the 158,000 warrants to purchase shares of common stock (the “Warrants”) to $2.00 per share and Mr. Orange and Charcoal exercised all of the Warrants in consideration for an aggregate of $316,000, and the Company issued Mr. Orange 20,000 shares of restricted common stock and Charcoal 138,000 shares of restricted common stock, in connection with such exercise. In consideration for agreeing to exercise the Warrants, the Company granted Mr. Orange warrants to purchase 20,000 shares of the Company’s common stock and Charcoal warrants to purchase 138,000 shares of common stock, each with an exercise price of $2.00 per share and an expiration date of January 25, 2020.

From February 6, 2017 to March 10, 2017, the Company raised $1,550,000 from the sale of 775,000 units, each consisting of one share of restricted common stock and one warrant to purchase one share of common stock (the “Units”), to fourteen accredited investors in a private offering, at $2 per Unit. Investors in the offering included an entity owned by Donald P. Monaco, the Company’s director (100,000 Units for $200,000), and Robert J. Post, the Company’s director (50,000 Units for $100,000). The warrants have an exercise price of $2.00 per share and a term of three years, and include no cashless exercise rights.

Dividends in arrears on the outstanding Series A Preferred Stock shares (which were beneficially owned by Donald P. Monaco, our director and William Kerby, our CEO and Chairman, prior to being converted into common stock as discussed below) totaled $1,025,233 and $838,272 as of February 28, 2017 and February 29, 2016, respectively.

On April 19, 2017, we issued 100,000 shares of common stock to Omar Jimenez, a member of the Board of Directors and an executive of the Company, valued at $250,000, as a fiscal year-ended February 28, 2017 employee bonus.

On July 31, 2017, the Company entered into a Common Stock and Warrant Purchase Agreement, with certain accredited investors named therein (collectively, the “Purchasers”). Under the terms of the Purchase Agreement, which closed on August 11, 2017, the Company sold the Purchasers 1,532,500 shares (the “Shares”) of the Company’s common stock and 1,532,500 warrants to purchase one share of common stock (the “Warrants” and together with the Shares, the “Securities”)(the “Offering”).

Pursuant to the Common Stock and Warrant Purchase Agreement, we agreed that until the 12 month anniversary of the closing of the Offering, i.e., August 11, 2018, if the Company or any subsidiary thereof issues or agrees to issue any (i) common stock or (ii) any securities of the Company or the subsidiary that would entitle the holder thereof to acquire at any time common stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time directly or indirectly convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, common stock, except for certain exempt issuances, entitling any person or entity to acquire shares of common stock at an effective price per share less than $2.00, within three trading days of the date thereof the Company is required to issue to such Purchaser additional shares of common stock based on the formula set forth in the Purchase Agreement.

The exercise price of the Warrants was $2.10 per share, subject to adjustment as provided therein, and the Warrants are exercisable from August 11, 2017 through July 30, 2022. The exercise price and number of shares of common stock issuable upon the exercise of the Warrants will be subject to adjustment in the event of any stock dividends and splits, reverse stock split, recapitalization, reorganization or similar transaction, and will also be subject to weighted average anti-dilution adjustments in the event the Company issues or is deemed to have issued any securities below the then exercise price of the Warrants, subject to certain exceptions, during the 12 months following the closing date, each as described in greater detail in the Warrants. After the six month anniversary of the closing, if a registration statement covering the issuance or resale of the shares of common stock issuable upon exercise of the Warrants (the “Warrant Shares”) is not available for the issuance or resale, as applicable, the Purchasers may exercise the Warrants by means of a “cashless exercise.”

William Kerby, the Chief Executive Officer and Chairman of the Company purchased $50,000 of the Securities (25,000 Shares and Warrants); Simon Orange, a member of the Board of Directors of the Company purchased $175,000 of the Securities (87,500 Shares and Warrants); Donald Monaco, a member of the Board of Directors of the Company purchased $175,000 of the Securities (87,500 Shares and Warrants); Pat LaVecchia, a member of the Board of Directors of the Company purchased $10,000 of the Securities (5,000 Shares and Warrants); and Robert J. Post, a member of the Board of Directors of the Company purchased $25,000 of the Securities (12,500 Shares and Warrants). Additionally, Stephen Romsdahl, a then greater than 5% shareholder of the Company purchased $50,000 of the Securities (25,000 Shares and Warrants) and another non-related party, who is a key distributor of the Company, purchased $100,000 of the Securities (50,000 Shares and Warrants).

The combined purchase price for one Share and one Warrant to purchase one share of Common Stock in the Offering was $2.00.

A required term of the Offering was that William Kerby, our Chief Executive Officer and Chairman and Donald P. Monaco, our Director, on behalf of themselves and the entities which they control, convert the 1,869,611 shares of Series A 10% Cumulative Convertible Preferred Stock (“Series A Preferred Stock”) beneficially owned by them into 3,789,222 shares of common stock of the Company, which conversions were effective July 28, 2017.

As additional consideration for Pacific Grove Capital LP (“Pacific Grove”), agreeing to participate in the Offering as a Purchaser, the Company entered into a Board Representation Agreement with Pacific Grove. Pursuant to the Board Representation Agreement, Pacific Grove will be granted the right to designate one person to be nominated for election to the Company’s Board of Directors so long as (i) Pacific Grove together with its affiliates beneficially owns at least 4.99% of the Common Stock, or (ii) Pacific Grove together with its affiliates beneficially owns at least 75% of the Securities purchased in the Offering. To date, Pacific Grove has not nominated any person for election to the Company’s Board of Directors.

On August 24, 2017, and effective on August 22, 2017, we entered into a Debt Conversion and Voting Agreement with Mark A. Wilton, a significant stockholder of the Company (the “Debt Conversion Agreement”). Pursuant to the Debt Conversion Agreement, we converted various promissory notes which Mr. Wilton held in the Company, which had an aggregate principal balance of $1,409,326 and were due and payable on December 17, 2017 (the “Wilton Notes”), into 704,663 shares of our restricted common stock. The conversion was undertaken pursuant to the forced conversion terms of the Wilton Notes, which allowed us to force the conversion of the Wilton Notes into common stock at a conversion price equal to 80% of the 5 day trailing average closing price of our common stock prior to conversion. Additionally, pursuant to the Debt Conversion Agreement, we agreed to pay Mr. Wilton $45,000 in cash, payable at the rate of $15,000 per month in September, October and November, 2017, and Mr. Wilton agreed (a) to vote (and provided William Kerby, our Chief Executive Officer, and any other individual who is designated by us in the future, a proxy to vote), all of the voting shares held by him, in favor of any proposals recommended by the Board of Directors of the Company, and (b) to not transfer any of the voting shares which he held, subject to certain exceptions, until the earlier of August 22, 2020 and the date we provide Mr. Wilton notice of the termination of such voting proxy. We and Mr. Wilton also provided each other general releases pursuant to the Debt Conversion Agreement.

CORPORATE GOVERNANCE

Family Relationships amongst Directors and Officers

There are no family relationships among our directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

Involvement in Certain Legal Proceedings

None of our executive officers or directors has been involved in any of the following events during the past ten years: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law; (5) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section (1a)(40) of the Commodity Exchange Act), or any equivalent exchange, association, entity, or organization that has disciplinary authority over its members or persons associated with a member.

Committees of the Board of Directors

Board Committee Membership

	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
William Kerby (1)
Omar Jimenez
Pat LaVecchia	X	C		M
Donald P. Monaco
Doug Checkeris	X	M	M	C
Simon Orange	X		C
Robert Post	X	M

(1) Chairman of Board of Directors.

C - Chairman of Committee.

M - Member.

The charter for each committee of the Board identified below is available on our website at www.monakergroup.com. Copies of the committee charters are also available for free upon written request to our Corporate Secretary. Additionally, the committee charters are filed as exhibits to our Annual Report on Form 10-K for the year ended February 28, 2017, filed with the SEC on May 8, 2017.

Audit Committee

The Audit Committee, which is comprised exclusively of independent directors, has been established by the Board to oversee our accounting and financial reporting processes and the audits of our financial statements.

The Board has selected the members of the Audit Committee based on the Board’s determination that the members are financially literate (as required by NASDAQ rules) and qualified to monitor the performance of management and the independent auditors and to monitor our disclosures so that our disclosures fairly present our business, financial condition and results of operations.

The Board has also determined that Mr. Post, is an “audit committee financial expert” (as defined in the SEC rules) because he has the following attributes: (i) an understanding of generally accepted accounting principles in the United States of America (“GAAP”) and financial statements; (ii) the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; (iii) experience analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions. Mr. Post has acquired these attributes by means of having held various positions that provided relevant experience, as described in his biographical above.

The Audit Committee has the sole authority, at its discretion and at our expense, to retain, compensate, evaluate and terminate our independent auditors and to review, as it deems appropriate, the scope of our annual audits, our accounting policies and reporting practices, our system of internal controls, our compliance with policies regarding business conduct and other matters. In addition, the Audit Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Audit Committee.

The Audit Committee was formed on April 18, 2017.

The Audit Committee Charter is filed as Exhibit 99.1 to the 2017 10-K.

Compensation Committee

The Compensation Committee, which is comprised exclusively of independent directors, is responsible for the administration of our stock compensation plans, approval, review and evaluation of the compensation arrangements for our executive officers and directors and oversees and advises the Board on the adoption of policies that govern the Company’s compensation and benefit programs. In addition, the Compensation Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Compensation Committee.

The Compensation Committee was formed on April 18, 2017.

The Compensation Committee Charter is filed as Exhibit 99.2 to the 2017 10-K.

Nominating and Governance Committee

The Nominating and Governance Committee, which is comprised exclusively of independent directors, is responsible for identifying prospective qualified candidates to fill vacancies on the Board, recommending director nominees (including chairpersons) for each of our committees, developing and recommending appropriate corporate governance guidelines and overseeing the self-evaluation of the Board.

In considering individual director nominees and Board committee appointments, our Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and Board committees and to identify individuals who can effectively assist the Company in achieving our short-term and long-term goals, protecting our stockholders’ interests and creating and enhancing value for our stockholders. In so doing, the Nominating and Governance Committee considers a person’s diversity attributes (e.g., professional experiences, skills, background, race and gender) as a whole and does not necessarily attribute any greater weight to one attribute. Moreover, diversity in professional experience, skills and background, and diversity in race and gender, are just a few of the attributes that the Nominating and Governance Committee takes into account. In evaluating prospective candidates, the Nominating and Governance Committee also considers whether the individual has personal and professional integrity, good business judgment and relevant experience and skills, and whether such individual is willing and able to commit the time necessary for Board and Board committee service.

While there are no specific minimum requirements that the Nominating and Governance Committee believes must be met by a prospective director nominee, the Nominating and Governance Committee does believe that director nominees should possess personal and professional integrity, have good business judgment, have relevant experience and skills, and be willing and able to commit the necessary time for Board and Board committee service. Furthermore, the Nominating and Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound business judgment using their diversity of experience in various areas. We believe our current directors possess diverse professional experiences, skills and backgrounds, in addition to (among other characteristics) high standards of personal and professional ethics, proven records of success in their respective fields and valuable knowledge of our business and our industry.

The Nominating and Governance Committee uses a variety of methods for identifying and evaluating director nominees. The Nominating and Governance Committee also regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or other circumstances. In addition, the Nominating and Governance Committee considers, from time to time, various potential candidates for directorships. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates may be evaluated at regular or special meetings of the Nominating and Governance Committee and may be considered at any point during the year.

The Committee evaluates director nominees at regular or special Committee meetings pursuant to the criteria described above and reviews qualified director nominees with the Board. The Committee selects nominees that best suit the Board’s current needs and recommends one or more of such individuals for election to the Board.

The Committee will consider candidates recommended by stockholders, provided the names of such persons, accompanied by relevant biographical information, and other information as required by the Company’s Bylaws, are properly submitted in writing to the Secretary of the Company in accordance with the Bylaws and applicable law. The Secretary will send properly submitted stockholder recommendations to the Committee. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Committee through other means. The Committee also may, in its discretion, consider candidates otherwise recommended by stockholders without accompanying biographical information, if submitted in writing to the Secretary.

The Nominating and Governance Committee was formed on April 18, 2017.

The Nominating and Governance Committee Charter is filed as Exhibit 99.3 to the 2017 10-K.

Board Leadership Structure

Our Board of Directors has the responsibility for selecting the appropriate leadership structure for the Company. In making leadership structure determinations, the Board of Directors considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders. Our current leadership structure is comprised of a combined Chairman of the Board and Chief Executive Officer (“CEO”), Mr. Kerby. The Board of Directors believes that this leadership structure is the most effective and efficient for the Company at this time. Mr. Kerby possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing the Company, and is thus best positioned to develop agendas that ensure that the Board of Directors’ time and attention are focused on the most critical matters. Combining the Chairman of the Board and CEO roles promotes decisive leadership, fosters clear accountability and enhances the Company’s ability to communicate its message and strategy clearly and consistently to our stockholders, particularly during periods of turbulent economic and industry conditions. The Board believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

Risk Oversight

Effective risk oversight is an important priority of the Board of Directors. Because risks are considered in virtually every business decision, the Board of Directors discusses risk throughout the year generally or in connection with specific proposed actions. The Board of Directors’ approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight, and fostering an appropriate culture of integrity and compliance with legal responsibilities. The directors exercise direct oversight of strategic risks to the Company.

Board of Directors Meetings

During the fiscal year that ended on February 28, 2017, the Board took all actions via the unanimous written consent of the Board of Directors; provided that the Board did confer on a regular, frequent and informal basis throughout the year. All directors attended at least 75% of the Board of Directors meetings during the fiscal year ended February 28, 2017.

Stockholder Communications with the Board

In connection with all other matters other than the nomination of members of our Board of Directors (as described above), our stockholders and other interested parties may communicate with members of the Board of Directors by submitting such communications in writing to our Secretary, 2690 Weston Road, Suite 200, Weston, Florida 33331, who, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular member of the Board of Directors, the communication will be forwarded to a Board member to bring to the attention of the Board.

Code of Ethics

We maintain a Code of Ethics and Code of Business Conduct, which are applicable to all of our directors, officers and employees. These codes set forth ethical standards to which these persons must adhere and other aspects of accounting, auditing and financial compliance, as applicable. We undertake to provide a printed copy of these codes free of charge to any person who requests. Any such request should be sent to our principal executive offices attention: Chief Operating Officer.

We intend to disclose any amendments to our Code of Ethics and Code of Business Conduct and any waivers with respect to our Code of Ethics and Code of Business Conduct granted to our principal executive officer, our principal financial officer, or any of our other employees performing similar functions on our website at www.monakergroup.com, within four business days after the amendment or waiver. In such case, the disclosure regarding the amendment or waiver will remain available on our website for at least 12 months after the initial disclosure. There have been no waivers granted with respect to our Code of Ethics and Code of Business Conduct to any such officers or employees to date.

Whistleblower Protection Policy

On April 18, 2017, the Company adopted a Whistleblower Protection Policy (“Whistleblower Policy”) that applies to all of its directors, officers, employees, consultants, contractors and agents of the Company. The Whistleblower Policy has been reviewed and approved by the Board. The Company’s Whistleblower Policy is filed as Exhibit 14.3 to the 2017 10-K.

Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”)

Dodd-Frank requires public companies to provide stockholders with an advisory vote on compensation of the most highly compensated executives, which are sometimes referred to as “say on pay,” as well as an advisory vote on how often the company will present say on pay votes to its stockholders. As described earlier in this Information Statement, the Majority Stockholder Consent approved a non-binding proposal that the frequency of an advisory vote on our executive compensation would be held every three years together with a non-binding resolution approving our executive compensation as described elsewhere in this Information Statement.

Director Independence

The Board of Directors annually determines the independence of each director and nominee for election as a director. The Board makes these determinations in accordance with the listing standards of the various exchanges for the independence of directors and the SEC’s rules.

In assessing director independence, the Board considers, among other matters, the nature and extent of any business relationships, including transactions conducted, between the Company and each director and between the Company and any organization for which one of our directors is a director or executive officer or with which one of our directors is otherwise affiliated.

The Board has affirmatively determined that each of Mr. Pat LaVecchia, Mr. Doug Checkeris, Mr. Robert Post and Mr. Simon Orange are independent.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our directors and officers, and persons who beneficially own more than 10% of a registered class of the Registrant’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of our securities with the SEC on Forms 3, 4 and 5. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the Section 16(a) filings that have been furnished to us and representations by our directors and executive officers (where applicable), we believe that all filings required to be made under Section 16(a) during the fiscal year ended February 28, 2017 were timely made, except that Donald P. Monaco, our director, inadvertently failed to timely report five transactions on Form 4; Pat LaVecchia, our director, inadvertently failed to timely report one transaction on Form 4; Mark Wilton, a greater than 10% stockholder of the Company, failed to timely report nine transactions on Form 4; Simon Orange, our director, inadvertently failed to timely file a Form 3 and to timely report two transactions on Form 4, and Robert J. Post, our director, inadvertently failed to timely file a Form 3 and to timely report one transaction on Form 4.

Pursuant to SEC rules, we are not required to disclose in this filing any failure to timely file a Section 16(a) report that has been disclosed by us in a prior annual report or Information Statement.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee represents and assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages the Company’s relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

In connection with the audited financial statements of the Company for the year ended February 28, 2017, the Audit Committee of the Board of Directors of the Company (1) reviewed and discussed the audited financial statements with the Company’s management; (2) discussed with the Company’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T and Exchange Act Regulation S-X, Rule 2-07; (3) received the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; (4) discussed with the independent auditors the independent auditors’ independence; and (5) considered whether the provision of non-audit services by the Company’s principal auditors is compatible with maintaining auditor independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements for the year ended February 28, 2017 be included in the Company’s Annual Report on Form 10-K for the year ended February 28, 2017 for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

Audit Committee

/s/ Pat LaVecchia (Chairman)

/s/ Doug Checkeris

/s/ Robert Post

DIRECTOR AND OFFICER COMPENSATION

Executive Compensation Table

The following table sets forth certain information concerning compensation earned by or paid to certain persons who we refer to as our “Named Executive Officers” for services provided for the fiscal years ended February 28, 2017 and February 29, 2016 (Fiscal 2017 and Fiscal 2016, respectively). Our Named Executive Officers include persons who (i) served as our principal executive officer or acted in a similar capacity during Fiscal 2017 and 2016, (ii) were serving at fiscal year-end as our two most highly compensated executive officers, other than the principal executive officer, whose total compensation exceeded $100,000, and (iii) if applicable, up to two additional individuals for whom disclosure would have been provided as a most highly compensated executive officer, but for the fact that the individual was not serving as an executive officer at fiscal year-end.

Name and Principal Position	Fiscal Year Ended	Salary	Bonus	Stock Awards (a)	Option Awards	Non-Equity Inventive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
William Kerby, CEO and Chairman of the Board (1), (3), (5), (6)	2017	$306,250	$-0-	$-0-	$-0-	$-0-	$-0-	$39,600	$345,850
	2016	$300,000	$-0-	$-0-	$-0-	$-0-	$-0-	$39,600	$339,600

Omar Jimenez, CFO, COO and Director (2), (4)	2017	$231,250	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-	$231,250
	2016	$29,167	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-	$29,167

(a)	The value of the Stock Awards in the table above was calculated based on the fair value of such securities calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.
(1)	William Kerby is the CEO and Chairman of Monaker Group, Inc. Mr. Kerby has been CEO since the inception of the Company.
(2)	Omar Jimenez was hired as CFO and COO of Monaker Group, Inc. on January 21, 2016.
(3)	William Kerby received an annual base salary of $300,000.
(4)	Omar Jimenez received a base salary of $250,000.
(5)	William Kerby receives additional compensation in the form of a Car Allowance in the amount of $1,200 per month.
(6)	William Kerby receives additional compensation in the form of a Merchant Banking Guarantee in the amount of $2,100 per month.

Outstanding Equity Awards at Fiscal Year-End

None.

Employment Agreements

We have the following employment contracts in place with our Named Executive Officers:

William Kerby

William Kerby entered into an employment agreement, dated October 15, 2006, with the Company. Pursuant to this employment agreement, Mr. Kerby is employed as the Company’s Chief Executive Officer at an annual base salary of $300,000 in cash which was increased in February 2017 to $375,000 per year. He may also, as determined by the Board of Directors, receive a year-end performance bonus. The initial term of the agreement commenced October 15, 2006, with automatic renewal periods of four years each, which automatically renewed on October 15, 2010 and October 15, 2014, and is currently in place until October 14, 2018.

In the event the agreement is terminated by the Company with notice of non-renewal, the Company is required to pay Mr. Kerby all salary earned up until the date of termination, plus three months’ severance. The Agreement is also terminated upon the death or disability (i.e., he is unable to perform duties for a period of 120 days out of any 180 day period) of Mr. Kerby, and can be terminated by the Company for cause (gross negligence, willful misconduct, willful nonfeasance, material breach, conviction following final disposition of any available appeal of a felony or pleading guilty to or no contest to any felony) or without cause, and by Mr. Kerby for good reason (i.e., in the event the Company breaches any term of the agreement) or for no reason. In the event Mr. Kerby’s employment is terminated due to Mr. Kerby’s death, the Company is required to continue to pay his salary to his estate for a period of six months. In the event Mr. Kerby’s employment is terminated due to Mr. Kerby’s disability, the Company is required to continue to pay Mr. Kerby’s salary for the greater of two years or the period until disability insurance benefits furnished by the Company, if any, begin. In the event Mr. Kerby terminates his employment for good reason or the Company terminates his employment without cause, the Company is required to continue to pay Mr. Kerby’s salary and benefits for the remainder of the then term. In the event the Company terminates his employment for cause, Mr. Kerby is due his salary through the termination date. The agreement includes non-solicitation and non-competition clauses, prohibiting him from soliciting customers and clients of the Company or otherwise interfering with the Company’s employees for a period of six months from the date of termination, and prohibiting him from competing against the Company anywhere in the United States, for a period of three months from the date of termination, respectively, provided that the non-competition provision is voided in the event of the non-renewal of the agreement, in the event Mr. Kerby terminates his employment for good reason, in the event the Company terminates the agreement other than for cause, and certain other reasons described in greater detail in the agreement.

Omar Jimenez

Omar Jimenez has an employment agreement, dated January 21, 2016, with the Company. Mr. Jimenez is employed as the Chief Financial Officer and Chief Operating Officer of the Company. The employment agreement provides that Mr. Jimenez receives a base salary for such services at an annual rate of $175,000 per year, which was increased in February 2017 to $325,000 per year, and is eligible for cash or common stock bonuses at the discretion of the board of directors. If the agreement is terminated by Mr. Jimenez for good reason (as defined in the agreement) or by the Company without cause, and other than due to Mr. Jimenez’s death or disability, Mr. Jimenez is due two calendar months of severance pay; if the agreement is terminated due to Mr. Jimenez’s disability, Mr. Jimenez, is due compensation through the remainder of the month during which he was terminated. The agreement includes a one year non-solicitation and non-competition clause following the date of the termination of the agreement, which non-competition clause prohibits him (without the prior written consent of the Company which consent will not be unreasonably withheld) from directly or through another person or another entity carrying on or being engaged in any business within North America which is competitive with the business of the Company, however that the non-compete shall terminate in the event of a termination of employment by Mr. Jimenez for good reason or a termination by the Company other than for cause or disability.

Stock Option Plan

Other than the 2017 Equity Incentive Plan, described above under “The Company’s 2017 Equity Incentive Plan” on page 8, the Company has no Stock Option or Incentive Plans.

Director Compensation Table

The following table sets forth information concerning the total compensation that we have paid or that has accrued on behalf of our non-executive directors during the fiscal year ended February 28, 2017. Our executive directors do not receive compensation for their service on the Board of Directors separate from the compensation they receive as an executive officer of the Company, as described above.

Name	Fiscal Year	Fees Earned	Stock Awards	Option Awards	Non Equity Incentive Plan Comp	Non Qualified Deferred Comp	All other Compensation	Total

Pat LaVecchia,	2017	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-
Director

Donald P. Monaco,	2017	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-
Director

Doug Checkeris,	2017	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-
Director

Simon Orange,	2017	$50,000	$40,000	$-0-	$-0-	$-0-	$10,000	$100,000
Director

Robert J. Post,	2017	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-
Director

A formalized Director Compensation plan has not been approved as of the date of this filing.

DISSENTER’S RIGHTS

Under Nevada law there are no dissenter’s rights available to our stockholders in connection with the any of the actions approved in the Majority Stockholder Consent.

OTHER MATTERS

No matters other than those discussed in this Information Statement are contained in the written consent signed by the holders of a majority of the voting power of the Company.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

No officer or director of the Company has any substantial interest in the matters acted upon, other than his or her role as an officer or director of the Company. No director of the Company opposed the actions disclosed herein.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Information Statement to the beneficial owners of common stock held of record by such persons and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company shall deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at the address below or by calling the Company at the number below and requesting a copy of the Information Statement. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements and annual reports.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

As of the date of this Information Statement, we had not received notice of any stockholder proposals for the 2017 annual meeting and proposals received subsequent to the date of this Information Statement will be considered untimely. For a stockholder proposal to be considered for inclusion in our proxy or information statement for the 2018 annual meeting, our Corporate Secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Monaker Group, Inc.

Attention: Corporate Secretary

2690 Weston Road, Suite 200

Weston, Florida 33331

Facsimile: 954-888-9082

Under Rule 14a-8, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date our proxy or information statement is released to stockholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting in the previous year or if the date of that year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, stockholder proposals intended to be presented at the 2018 annual meeting must be received by us at our principal executive office no later than May 16, 2018 in order to be eligible for inclusion in our 2018 proxy or information statement relating to that meeting. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

Stockholder proposals must be in writing and must include (a) the name and record address of the stockholder who intends to propose the business and the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice; (c) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (d) any material interest of the stockholder in such business; and (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act. The Board of Directors reserves the right to refuse to submit any proposal to stockholders at an annual meeting if, in its judgment, the information provided in the notice is inaccurate or incomplete, or does not comply with the requirements for stockholder proposals set forth in the Company’s Bylaws.

Stockholder nominations for director candidates must include (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

As required, we have filed our 2017 10-K with the SEC. Stockholders may obtain, free of charge, a copy of the 2017 10-K by writing to us at 2690 Weston Road, Suite 200, Weston, Florida 33331, Attention: Corporate Secretary. The 2017 10-K is also available for download at https://www.iproxydirect.com/MKGI.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy and information statements with respect to two or more stockholders sharing the same address by delivering a single proxy or information statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy or information statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy or information statement, or if you currently receive multiple proxy or information statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Monaker Group, Inc., 2690 Weston Road, Suite 200, Weston, Florida 33331 or by faxing a communication to 954-888-9082.

WHERE YOU CAN FIND MORE INFORMATION

This Information Statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this Information Statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to Corporate Secretary, 2690 Weston Road, Suite 200, Weston, Florida 33331.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office

100 F Street, N.E.

Room 1580

Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

Dated: September 14, 2017	MONAKER GROUP, INC.

	By:	/s/ William Kerby
William Kerby, Chief Executive Officer

Appendix A

MONAKER GROUP, INC.

2017 EQUITY INCENTIVE PLAN

2017 Equity Incentive Plan Monaker Group, Inc.

MONAKER GROUP, INC.

2017 EQUITY INCENTIVE PLAN

ARTICLE I.
PREAMBLE

1.1.

This 2017 Equity Incentive Plan of Monaker Group, Inc. (the “Company”) is intended to secure for the Company and its Affiliates the benefits arising from ownership of the Company’s Common Stock by the Employees, Officers, Directors and Consultants of the Company and its Affiliates, all of whom are and will be responsible for the Company’s future growth. The Plan is designed to help attract and retain for the Company and its Affiliates personnel of superior ability for positions of exceptional responsibility, to reward Employees, Officers, Directors and Consultants for their services and to motivate such individuals through added incentives to further contribute to the success of the Company and its Affiliates. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to satisfy the requirements of Rule 16b-3 of the Act.

1.2.

Awards under the Plan may be made to an Eligible Person in the form of (i) Incentive Stock Options (to Eligible Employees only); (ii) Nonqualified Stock Options; (iii) Restricted Stock; (iv) Stock Awards; (v) Performance Shares; or (vi) any combination of the foregoing.

1.3.

The Company’s board of directors adopted the Plan on August 25, 2017 (the “Effective Date”). The grant of Incentive Stock Options is subject to approval by the Company’s shareholders within twelve (12) months of the Effective Date. Shareholder approval is to be obtained in accordance with the Company’s Certificate of Formation and Bylaws, each as amended, and applicable laws. The Board may grant Incentive Stock Options prior to shareholder approval, but until the Company obtains this approval, a grantee shall not exercise them. If the Company does not timely obtain shareholder approval (or a grantee desires to exercise such Incentive Stock Options prior to shareholder approval), a grantee may exercise previously granted Incentive Stock Options as Nonqualified Stock Options. Unless sooner terminated as provided elsewhere in this Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth (10th) anniversary of the Effective Date. Award Agreements outstanding on such date shall continue to have force and effect in accordance with the provisions thereof.

1.4.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada (except its choice-of-law provisions).

1.5.

Capitalized terms shall have the meaning provided in ARTICLE II unless otherwise provided in this Plan or any related Award Agreement.

2017 Equity Incentive Plan Monaker Group, Inc. A-1 of 24

ARTICLE II.
DEFINITIONS

DEFINITIONS. Except where the context otherwise indicates, the following definitions apply:

2.1.

“Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.2.

“Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereinafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.3.

“Award” means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, Stock Options, Restricted Stock, Stock Awards, Performance Shares, or any combination of the foregoing.

2.4.

“Award Agreement” means the separate written agreement evidencing each Award granted to a Participant under the Plan.

2.5.

“Board of Directors” or “Board” means the Board of Directors of the Company, as constituted from time to time.

2.6.

“Bylaws” means the Company’s Bylaws as amended and restated from time to time.

2.7.

“Change of Control” means (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company; or (iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company).

2.8.

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

2.9.

“Committee” means a committee of two or more members of the Board appointed by the Board in accordance with Section 3.2 of the Plan. In the event the Company has not designated a Committee pursuant to Section 3.2 of the Plan, “Committee” shall refer to the Compensation Committee of the Company (in the event the Compensation Committee has authority to administer the Plan), if any, or the Board of Directors of the Company.

2.10.

“Common Stock” means the Company’s common stock.

2.11.

“Company” means Monaker Group, Inc., a Nevada corporation.

2.12.

“Consultant” means any person, including an advisor engaged by the Company or an Affiliate to render bona fide consulting or advisory services to the Company or an Affiliate, other than as an Employee, Director or Non-Employee Director.

2017 Equity Incentive Plan Monaker Group, Inc. A-2 of 24

2.13.

“Director” means a member of the Board of Directors of the Company.

2.14.

“Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

2.15.

“Effective Date” shall be the date set forth in Section 1.3 of the Plan.

2.16.

“Eligible Employee” means an Eligible Person who is an Employee of the Company or any Affiliate.

2.17.

“Eligible Person” means any Employee, Officer, Director, Non-Employee Director or Consultant of the Company or any Affiliate, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities, subject to any other limitations as may be provided by the Code, the Act, or the Board. In making such determinations, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant.

2.18.

“Employee” means an individual who is a common-law employee of the Company or an Affiliate including employment as an Officer. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.19.

“ERISA” means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.

2.20.

“Fair Market Value” means, as of any date and unless the Committee determines otherwise, the value of Common Stock determined as follows:

2.20.1

If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NYSE MKT, Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

2.20.2

If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported for the date in question, or the Common Stock is quoted on an over-the-counter market, the Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

2.20.3

In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Committee.

2017 Equity Incentive Plan Monaker Group, Inc. A-3 of 24

2.20.4

The Committee also may adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Award(s) (for example, and without limitation, the Committee may provide that Fair Market Value for purposes of one or more Awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

2.21.

“Grant Date” means, as to any Award, the latest of:

2.21.1

the date on which the Board authorizes the grant of the Award; or

2.21.2

the date the Participant receiving the Award becomes an Employee or a Director of the Company or its Affiliate, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

2.21.3

such other date (later than the dates described in 2.21.1 and 2.21.2 above) as the Board may designate and as set forth in the Participant’s Award Agreement.

2.22.

“Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

2.23.

“Incentive Stock Option” means a Stock Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and is granted under ARTICLE IV of the Plan and designated as an Incentive Stock Option in a Participant’s Award Agreement.

2.24.

“Non-Employee Director” shall have the meaning set forth in Rule 16b-3 under the Act.

2.25.

“Nonqualified Stock Option” means a Stock Option not intended to qualify as an Incentive Stock Option and is not so designated in the Participant’s Award Agreement.

2.26.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Act.

2.27.

“Option Period” means the period during which a Stock Option may be exercised from time to time, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.28.

“Option Price” means the purchase price for a share of Common Stock subject to purchase pursuant to a Stock Option, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2017 Equity Incentive Plan Monaker Group, Inc. A-4 of 24

2.29.

“Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

2.30.

“Participant” means an Eligible Person to whom an Award has been granted and who has entered into an Award Agreement evidencing the Award or, if applicable, such other person who holds an outstanding Award.

2.31.

“Performance Objectives” shall have the meaning set forth in ARTICLE IX of the Plan.

2.32.

“Performance Period” shall have the meaning set forth in ARTICLE IX of the Plan.

2.33.

“Performance Share” means an Award under ARTICLE IX of the Plan of a unit valued by reference to the Common Stock, the payout of which is subject to achievement of such Performance Objectives, measured during one or more Performance Periods, as the Board, in its sole discretion, shall establish at the time of such Award and set forth in a Participant’s Award Agreement.

2.34.

“Plan” means this Monaker Group, Inc. 2017 Equity Incentive Plan, as it may be amended from time to time.

2.35.

“Reporting Person” means a person required to file reports under Section 16(a) of the Act.

2.36.

“Restricted Stock” means an Award under ARTICLE VII of the Plan of shares of Common Stock that are at the time of the Award subject to restrictions or limitations as to the Participant’s ability to sell, transfer, pledge or assign such shares, which restrictions or limitations may lapse separately or in combination at such time or times, in installments or otherwise, as the Board, in its sole discretion, shall determine at the time of such Award and set forth in a Participant’s Award Agreement.

2.37.

“Restriction Period” means the period commencing on the Grant Date with respect to such shares of Restricted Stock and ending on such date as the Board, in its sole discretion, shall establish and set forth in a Participant’s Award Agreement.

2.38.

“Retirement” means retirement as determined under procedures established by the Board or in any Award, as set forth in a Participant’s Award Agreement.

2.39.

“Rule 16b-3” means Rule 16b-3 promulgated under the Act or any successor to Rule 16b-3, as in effect from time to time. Those provisions of the Plan which make express reference to Rule 16b-3, or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to a Reporting Person.

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2.40.

“Stock Award” means an Award of shares of Common Stock under ARTICLE VIII of the Plan.

2.41.

“Stock Option” means an Award under ARTICLE IV or ARTICLE V of the Plan of an option to purchase Common Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.42.

“Ten Percent Stockholder” means an individual who owns (or is deemed to own pursuant to Section 424(d) of the Code), at the time of grant, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

2.43.

“Termination of Service” means (i) in the case of an Eligible Employee, the discontinuance of employment of such Participant with the Company or its Subsidiaries for any reason other than a transfer to another member of the group consisting of the Company and its Affiliates and (ii) in the case of a Director who is not an Employee of the Company or any Affiliate, the date such Participant ceases to serve as a Director. The determination of whether a Participant has discontinued service shall be made by the Board in its sole discretion. In determining whether a Termination of Service has occurred, the Board may provide that service as a Consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company.

ARTICLE III.
ADMINISTRATION

3.1.

The Plan shall be administered by the Board of Directors of the Company. The Board shall have the exclusive right to interpret and construe the Plan, to select the Eligible Persons who shall receive an Award, and to act in all matters pertaining to the grant of an Award and the determination and interpretation of the provisions of the related Award Agreement, including, without limitation, the determination of the number of shares subject to Stock Options and the Option Period(s) and Option Price(s) thereof, the number of shares of Restricted Stock or shares subject to Stock Awards or Performance Shares subject to an Award, the vesting periods (if any) and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. The Board may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Board’s judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a Stock Award as provided in ARTICLE XI, and terminate or suspend the Plan as provided in ARTICLE XI. All acts, determinations and decisions of the Board made or taken pursuant to the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan or any Award Agreement, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all persons. On or after the date of grant of an Award under the Plan, the Board may (i) accelerate the date on which any such Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Award, including, without limitation, extending the period following a termination of a Participant’s employment during which any such Award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Award; provided, that the Board shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code.

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3.2.

The Board may, to the full extent permitted by and consistent with applicable law and the Company’s Bylaws, and subject to Subparagraph 3.2.1 herein below, delegate any or all of its powers with respect to the administration of the Plan to the Company’s Compensation Committee or another Committee of the Company consisting of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a Non-Employee Director and as an Outside Director.

3.2.1

If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not consistent with the provisions of the Plan, as may be adopted from time to time by the Board.

3.2.2

The Board may abolish the Committee at any time and reassume all powers and authority previously delegated to the Committee.

3.2.3

For purposes of clarifying the preceding paragraph, shares of Common Stock covered by Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan. If an Award is settled for cash or if shares of Common Stock are withheld to pay the exercise price of a Stock Option or to satisfy any tax withholding requirement in connection with an Award, only the shares issued (if any), net of the shares withheld, will be deemed delivered for purposes of determining the number of shares of Common Stock that are available for delivery under the Plan. In addition, shares of Common Stock related to Awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan. In addition, if shares of Common Stock owned by a Participant (or such Participant’s permitted transferees as described in the Plan) are tendered (either actually or through attestation) to the Company in payment of any obligation in connection with an Award, the number of shares tendered shall be added to the number of shares of Common Stock that are available for delivery under the Plan.

3.2.4

In addition to, and not in limitation of, the right of any Committee so designated by the Board to administer this Plan to grant Awards to Eligible Persons under this Plan, the full Board of Directors and/or the Company’s Compensation Committee may from time to time grant Awards to Eligible Persons pursuant to the terms and conditions of this Plan, subject to the requirements of the Code, Rule 16b-3 under the Act or any other applicable law, rule or regulation. In connection with any such grants, the Board of Directors and/or the Company’s Compensation Committee shall have all of the power and authority of the Committee to determine the Eligible Persons to whom such Awards shall be granted and the other terms and conditions of such Awards.

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3.3.

Without limiting the provisions of this ARTICLE III, and subject to the provisions of ARTICLE X, the Board is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants and to the Company, with respect to an outstanding Award in the event of a Change of Control as described in ARTICLE X or other similar event. Such action may include, but shall not be limited to, establishing, amending or waiving the form, terms, conditions and duration of an Award and the related Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Board may take such actions pursuant to this Section 3.3 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the related Award Agreement, or by taking action with respect to individual Participants from time to time. In the event any Award is not evidenced by a written Award Agreement, such Award shall be governed by the terms of this Plan and the terms and conditions of the grant of the Award as evidenced by the minutes of the Board (or any authorized Committee thereof). For the sake of clarity, the failure of the Company to document an Award by way of a written Award Agreement shall not affect the validity of such Award.

3.4.

Subject to the provisions of Section 3.9 and this Section 3.4, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall be 1,250,000 shares. Such shares of Common Stock shall be made available from authorized and unissued shares of the Company.

3.4.1

For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Common Stock subject to an Award.

3.4.2

If, for any reason, any shares of Common Stock (including shares of Common Stock subject to Performance Shares) that have been awarded or are subject to issuance or purchase pursuant to Awards outstanding under the Plan are not delivered or purchased, or are reacquired by the Company, for any reason, including but not limited to a forfeiture of Restricted Stock or failure to earn Performance Shares or the termination, expiration or cancellation of a Stock Option, or any other termination of an Award without payment being made in the form of shares of Common Stock (whether or not Restricted Stock), such shares of Common Stock shall not be charged against the aggregate number of shares of Common Stock available for Award under the Plan and shall again be available for Awards under the Plan. In no event, however, may Common Stock that is surrendered or withheld to pay the exercise price of a Stock Option or to satisfy tax withholding requirements be available for future grants under the Plan.

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3.4.3

For purposes of clarifying the preceding paragraph, shares of Common Stock covered by Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan. If an Award is settled for cash or if shares of Common Stock are withheld to pay the exercise price of a Stock Option or to satisfy any tax withholding requirement in connection with an Award, only the shares issued (if any), net of the shares withheld, will be deemed delivered for purposes of determining the number of shares of Common Stock that are available for delivery under the Plan. In addition, shares of Common Stock related to Awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan. In addition, if shares of Common Stock owned by a Participant (or such Participant’s permitted transferees as described in the Plan) are tendered (either actually or through attestation) to the Company in payment of any obligation in connection with an Award, the number of shares tendered shall be added to the number of shares of Common Stock that are available for delivery under the Plan.

3.4.4

The foregoing subsections 3.4.1 and 3.4.2 of this Section 3.4 shall be subject to any limitations provided by the Code or by Rule 16b-3 under the Act or by any other applicable law, rule or regulation.

3.5.

Each Award granted under the Plan shall be evidenced by a written Award Agreement, which shall be subject to and shall incorporate (by reference or otherwise) the applicable terms and conditions of the Plan and shall include any other terms and conditions (not inconsistent with the Plan) required by the Board. In the event any Award is not evidenced by a written Award Agreement, such Award shall be governed by the terms of this Plan and the terms and conditions of the grant of the Award as evidenced by the minutes of the Board (or any authorized Committee thereof). For the sake of clarity, the failure of the Company to document an Award by way of a written Award Agreement shall not affect the validity of such Award.

3.6.

Securities Matters.

3.6.1

The Company shall be under no obligation to affect the registration pursuant to the Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state or local laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued any shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Board may require, as a condition to the issuance of shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that any certificates representing such shares bear such legends, as the Board deems necessary or desirable.

3.6.2

The exercise of any Stock Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Company may, in its sole discretion, defer the effectiveness of an exercise of a Stock Option hereunder or the issuance of shares of Common Stock pursuant to any Award pending or to ensure compliance under federal, state or local securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of a Stock Option or the issuance of shares of Common Stock pursuant to any Award. During the period that the effectiveness of the exercise of a Stock Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

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3.6.3

In the event the Plan and/or the Common Stock issuable in connection with Awards hereunder are registered with the Securities Exchange Commission (the “SEC”) under the Act, no free-trading shares of Common Stock shall be issuable by the Company under the Plan and pursuant to such registration statement, (a) except to natural person (as such term is interpreted by the SEC); (b) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (c) where the services directly or indirectly promote or maintain a market for the Company’s securities.

3.7.

The Board may require any Participant acquiring shares of Common Stock pursuant to any Award under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares of Common Stock for investment purposes and without a view to resale or distribution thereof. Shares of Common Stock issued and delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state laws, and the Board may cause a legend or legends to be placed on the certificate or certificates representing any such shares to make appropriate reference to any such restrictions. In making such determination, the Board may rely upon an opinion of counsel for the Company.

3.8.

Except as otherwise expressly provided in the Plan or in an Award Agreement with respect to an Award, no Participant shall have any right as a shareholder of the Company with respect to any shares of Common Stock subject to such Participant’s Award except to the extent that, and until, one or more certificates representing such shares of Common Stock shall have been delivered to the Participant. No shares shall be required to be issued, and no certificates shall be required to be delivered, under the Plan unless and until all of the terms and conditions applicable to such Award shall have, in the sole discretion of the Board, been satisfied in full and any restrictions shall have lapsed in full, and unless and until all of the requirements of law and of all regulatory bodies having jurisdiction over the offer and sale, or issuance and delivery, of the shares shall have been fully complied with.

3.9.

The total amount of shares with respect to which Awards may be granted under the Plan and rights of outstanding Awards (both as to the number of shares subject to the outstanding Awards and the Option Price(s) or other purchase price(s) of such shares, as applicable) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from payment of a stock dividend on the Common Stock, a stock split or subdivision or combination of shares of the Common Stock, or a reorganization or reclassification of the Common Stock, or any other change in the structure of shares of the Common Stock. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as a result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

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3.10.

No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith. The members of the Board shall be entitled to indemnification by the Company in the manner and to the extent set forth in the Company’s Articles of Incorporation, as amended, Bylaws or as otherwise provided from time to time regarding indemnification of Directors.

3.11.

The Board shall be authorized to make adjustments in any performance based criteria or in the other terms and conditions of outstanding Awards in recognition of unusual or nonrecurring events affecting the Company (or any Affiliate, if applicable) or its financial statements or changes in applicable laws, regulations or accounting principles. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem necessary or desirable to reflect any such adjustment. In the event the Company (or any Affiliate, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Board may, in its sole discretion, make such adjustments in the terms of outstanding Awards under the Plan as it shall deem appropriate.

3.12.

Subject to the express provisions of the Plan, the Board shall have full power and authority to determine whether, to what extent and under what circumstances any outstanding Award shall be terminated, canceled, forfeited or suspended. Notwithstanding the foregoing or any other provision of the Plan or an Award Agreement, all Awards to any Participant that are subject to any restriction or have not been earned or exercised in full by the Participant shall be terminated and canceled if the Participant is terminated for cause, as determined by the Board in its sole discretion.

ARTICLE IV.
INCENTIVE STOCK OPTIONS

4.1.

The Board, in its sole discretion, may from time to time on or after the Effective Date grant Incentive Stock Options to Eligible Employees, subject to the provisions of this ARTICLE IV and ARTICLE III and ARTICLE VI and subject to the following conditions:

4.1.1

Incentive Stock Options shall be granted only to Eligible Employees, each of whom may be granted one or more of such Incentive Stock Options at such time or times determined by the Board.

4.1.2

The Option Price per share of Common Stock for an Incentive Stock Option shall be set in the Award Agreement, but shall not be less than (i) one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date, or (ii) in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the Grant Date.

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4.1.3

An Incentive Stock Option may be exercised in full or in part from time to time within ten (10) years from the Grant Date, or such shorter period as may be specified by the Board as the Option Period and set forth in the Award Agreement; provided, however, that, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, such period shall not exceed five (5) years from the Grant Date; and further, provided that, in any event, the Incentive Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement; and provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a Termination of Service (except as otherwise provided in any employment agreement approved by the Board), unless employment shall have terminated:

(i)

as a result of Disability, in which event such period shall not exceed the period of time ending on the date twelve (12) months following a Termination of Service; or

(ii)

as a result of death, or if death shall have occurred following a Termination of Service (other than as a result of Disability) and during the period that the Incentive Stock Option was still exercisable, in which event such period may not exceed the period of time ending on the earlier of the date twelve (12) months after the date of death;

(iii)

and provided, further, that such period following a Termination of Service or death shall in no event extend beyond the original Option Period of the Incentive Stock Option.

4.1.4

The aggregate Fair Market Value of the shares of Common Stock with respect to which any Incentive Stock Options (whether under this Plan or any other plan established by the Company) are first exercisable during any calendar year by any Eligible Employee shall not exceed one hundred thousand dollars ($100,000), determined based on the Fair Market Value(s) of such shares as of their respective Grant Dates; provided, however, that to the extent permitted under Section 422 of the Code, if the aggregate Fair Market Values of the shares of Common Stock with respect to which Stock Options intended to be Incentive Stock Options are first exercisable by any Eligible Employee during any calendar year (whether such Stock Options are granted under this Plan or any other plan established by the Company) exceed one hundred thousand dollars ($100,000), the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

4.1.5

No Incentive Stock Options may be granted more than ten (10) years from the Effective Date.

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4.1.6

The Award Agreement for each Incentive Stock Option shall provide that the Participant shall notify the Company if such Participant sells or otherwise transfers any shares of Common Stock acquired upon exercise of the Incentive Stock Option within two (2) years of the Grant Date of such Incentive Stock Option or within one (1) year of the date such shares were acquired upon the exercise of such Incentive Stock Option.

4.2.

Subject to the limitations of Section 3.4, the maximum aggregate number of shares of Common Stock subject to Incentive Stock Option Awards shall be the maximum aggregate number of shares available for Awards under the Plan.

4.3.

The Board may provide for any other terms and conditions which it determines should be imposed for an Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this ARTICLE IV or ARTICLE III or ARTICLE VI, as determined in its sole discretion and set forth in the Award Agreement for such Incentive Stock Option.

4.4.

Each provision of this ARTICLE IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.

ARTICLE V.
NONQUALIFIED STOCK OPTIONS

5.1.

The Board, in its sole discretion, may from time to time on or after the Effective Date grant Nonqualified Stock Options to Eligible Persons, subject to the provisions of this ARTICLE V and ARTICLE III or ARTICLE VI and subject to the following conditions:

5.1.1

Nonqualified Stock Options may be granted to any Eligible Person, each of whom may be granted one or more of such Nonqualified Stock Options, at such time or times determined by the Board.

5.1.2

The Option Price per share of Common Stock for a Nonqualified Stock Option shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date; provided, however, that the exercise price of each Nonqualified Stock Option granted under the Plan shall in no event be less than the par value per share of the Company’s Common Stock.

5.1.3

A Nonqualified Stock Option may be exercised in full or in part from time to time within the Option Period specified by the Board and set forth in the Award Agreement; provided, however, that, in any event, the Nonqualified Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement.

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5.2.

The Board may provide for any other terms and conditions for a Nonqualified Stock Option not inconsistent with this ARTICLE V or ARTICLE III or ARTICLE VI, as determined in its sole discretion and set forth in the Award Agreement for such Nonqualified Stock Option.

ARTICLE VI.
INCIDENTS OF STOCK OPTIONS

6.1.

Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Board and set forth in the related Award Agreement, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

6.2.

Except as hereinafter described, a Stock Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant or the Participant’s guardian or legal representative. In the event of the death of a Participant, any unexercised Stock Options may be exercised to the extent otherwise provided herein or in such Participant’s Award Agreement by the executor or personal representative of such Participant’s estate or by any person who acquired the right to exercise such Stock Options by bequest under the Participant’s will or by inheritance. The Board, in its sole discretion, may at any time permit a Participant to transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Participant’s Immediate Family (including, without limitation, to a trust for the benefit of the Participant and/or one or more members of such Participant’s Immediate Family or a corporation, partnership or limited liability company established and controlled by the Participant and/or one or more members of such Participant’s Immediate Family), subject to such limits as the Board may establish. The transferee of such Nonqualified Stock Option shall remain subject to all terms and conditions applicable to such Nonqualified Stock Option prior to such transfer. The foregoing right to transfer the Nonqualified Stock Option, if granted by the Board shall apply to the right to consent to amendments to the Award Agreement.

6.3.

Shares of Common Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Board, subject to limitations set forth in the Stock Option Award Agreement. The Board may, in its sole discretion, permit the exercise of a Stock Option by payment in cash or by tendering shares of Common Stock (either by actual delivery of such shares or by attestation), or any combination thereof, as determined by the Board. In the sole discretion of the Board, payment in shares of Common Stock also may be made with shares received upon the exercise or partial exercise of the Stock Option, whether or not involving a series of exercises or partial exercises and whether or not share certificates for such shares surrendered have been delivered to the Participant. The Board also may, in its sole discretion, permit the payment of the exercise price of a Stock Option by the voluntary surrender of all or a portion of the Stock Option. Shares of Common Stock previously held by the Participant and surrendered in payment of the Option Price of a Stock Option shall be valued for such purpose at the Fair Market Value thereof on the date the Stock Option is exercised.

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6.4.

The holder of a Stock Option shall have no rights as a shareholder with respect to any shares covered by the Stock Option (including, without limitation, any voting rights, the right to inspect or receive the Company’s balance sheets or financial statements or any rights to receive dividends or non-cash distributions with respect to such shares) until such time as the holder has exercised the Stock Option and then only with respect to the number of shares which are the subject of the exercise. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

6.5.

The Board may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Board at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

6.6.

The Board may at any time offer to purchase a Participant’s outstanding Stock Option for a payment equal to the value of such Stock Option payable in cash, shares of Common Stock or Restricted Stock or other property upon surrender of the Participant’s Stock Option, based on such terms and conditions as the Board shall establish and communicate to the Participant at the time that such offer is made.

6.7.

The Board shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant discontinues employment, to establish as a provision applicable to the exercise of one or more Stock Options that, during a limited period of exercisability following a Termination of Service, the Stock Option may be exercised not only with respect to the number of shares of Common Stock for which it is exercisable at the time of the Termination of Service but also with respect to one or more subsequent installments for which the Stock Option would have become exercisable had the Termination of Service not occurred.

6.8.

Notwithstanding anything to the contrary herein, the Company may reprice any Stock Option without the approval of the stockholders of the Company. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of a Stock Option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles (“GAAP”), or (C) cancelling a Stock Option at a time when its exercise price exceeds the Fair Market Value of the underlying Common Stock, in exchange for another Stock Option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by exchange or market on which the Company’s Common Stock then trades or is quoted.

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6.9.

In addition to, and without limiting the above Section 6.8, the Board may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Board at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

ARTICLE VII.
RESTRICTED STOCK

7.1.

The Board, in its sole discretion, may from time to time on or after the Effective Date award shares of Restricted Stock to Eligible Persons as a reward for past service and an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this ARTICLE VII.

7.2.

The Board shall determine the terms and conditions of any Award of Restricted Stock, which shall be set forth in the related Award Agreement, including without limitation:

7.2.1

the purchase price, if any, to be paid for such Restricted Stock, which may be zero, subject to such minimum consideration as may be required by applicable law;

7.2.2

the duration of the Restriction Period or Restriction Periods with respect to such Restricted Stock and whether any events may accelerate or delay the end of such Restriction Period(s);

7.2.3

the circumstances upon which the restrictions or limitations shall lapse, and whether such restrictions or limitations shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period by means of one or more vesting schedules;

7.2.4

whether such Restricted Stock is subject to repurchase by the Company or to a right of first refusal at a predetermined price or if the Restricted Stock may be forfeited entirely under certain conditions;

7.2.5

whether any performance goals may apply to a Restriction Period to shorten or lengthen such period; and

7.2.6

whether dividends and other distributions with respect to such Restricted Stock are to be paid currently to the Participant or withheld by the Company for the account of the Participant.

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7.3.

Awards of Restricted Stock must be accepted within a period of thirty (30) days after the Grant Date (or such shorter or longer period as the Board may specify at such time) by executing an Award Agreement with respect to such Restricted Stock and tendering the purchase price, if any. A prospective recipient of an Award of Restricted Stock shall not have any rights with respect to such Award, unless such recipient has executed an Award Agreement with respect to such Restricted Stock, has delivered a fully executed copy thereof to the Board and has otherwise complied with the applicable terms and conditions of such Award.

7.4.

In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Restricted Stock, all shares of Restricted Stock held by a Participant and still subject to restrictions shall be forfeited by the Participant upon the Participant’s Termination of Service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Restricted Stock, in the event of the death, Disability or Retirement of a Participant during the Restriction Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such Participant’s Restricted Stock, if it finds that a waiver would be appropriate.

7.5.

Except as otherwise provided in this ARTICLE VII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

7.6.

Upon an Award of Restricted Stock to a Participant, a certificate or certificates representing the shares of such Restricted Stock will be issued to and registered in the name of the Participant. Unless otherwise determined by the Board, such certificate or certificates will be held in custody by the Company until (i) the Restriction Period expires and the restrictions or limitations lapse, in which case one or more certificates representing such shares of Restricted Stock that do not bear a restrictive legend (other than any legend as required under applicable federal or state securities laws) shall be delivered to the Participant, or (ii) a prior forfeiture by the Participant of the shares of Restricted Stock subject to such Restriction Period, in which case the Company shall cause such certificate or certificates to be canceled and the shares represented thereby to be retired, all as set forth in the Participant’s Award Agreement. It shall be a condition of an Award of Restricted Stock that the Participant deliver to the Company a stock power endorsed in blank relating to the shares of Restricted Stock to be held in custody by the Company.

7.7.

Except as provided in this ARTICLE VII or in the related Award Agreement, a Participant receiving an Award of shares of Restricted Stock Award shall have, with respect to such shares, all rights of a shareholder of the Company, including the right to vote the shares and the right to receive any distributions, unless and until such shares are otherwise forfeited by such Participant; provided, however, the Board may require that any cash dividends with respect to such shares of Restricted Stock be automatically reinvested in additional shares of Restricted Stock subject to the same restrictions as the underlying Award, or may require that cash dividends and other distributions on Restricted Stock be withheld by the Company or its Affiliates for the account of the Participant. The Board shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

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ARTICLE VIII.
STOCK AWARDS

8.1.

The Board, in its sole discretion, may from time to time on or after the Effective Date grant Stock Awards to Eligible Persons in payment of compensation that has been earned or as compensation to be earned, including without limitation compensation awarded or earned concurrently with or prior to the grant of the Stock Award, subject to the terms and conditions set forth in this ARTICLE VIII.

8.2.

For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date.

8.3.

Unless otherwise determined by the Board and set forth in the related Award Agreement, shares of Common Stock subject to a Stock Award will be issued, and one or more certificates representing such shares will be delivered, to the Participant as soon as practicable following the Grant Date of such Stock Award. Upon the issuance of such shares and the delivery of one or more certificates representing such shares to the Participant, such Participant shall be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder of the Company. Notwithstanding any other provision of this Plan, unless the Board expressly provides otherwise with respect to a Stock Award, as set forth in the related Award Agreement, no Stock Award shall be deemed to be an outstanding Award for purposes of the Plan.

ARTICLE IX.
PERFORMANCE SHARES

9.1.

The Board, in its sole discretion, may from time to time on or after the Effective Date award Performance Shares to Eligible Persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this ARTICLE IX.

9.2.

The Board shall determine the terms and conditions of any Award of Performance Shares, which shall be set forth in the related Award Agreement, including without limitation:

9.2.1

the purchase price, if any, to be paid for such Performance Shares, which may be zero, subject to such minimum consideration as may be required by applicable law;

9.2.2

the performance period (the “Performance Period”) and/or performance objectives (the “Performance Objectives”) applicable to such Awards;

9.2.3

the number of Performance Shares that shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part; and

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9.2.4

the form of settlement of a Performance Share.

9.3.

At any date, each Performance Share shall have a value equal to the Fair Market Value of a share of Common Stock.

9.4.

Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

9.5.

Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Board may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Board expects to have a substantial effect on the applicable Performance Objectives during such period, the Board may revise such Performance Objectives.

9.6.

In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Performance Shares, all Performance Shares held by a Participant and not earned shall be forfeited by the Participant upon the Participant’s Termination of Service. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Performance Shares, in the event of the death, Disability or Retirement of a Participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may determine to make a payment in settlement of such Performance Shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro-rated for the portion of the Performance Period during which the Participant was employed by the Company or an Affiliate; provided, however, that the Board may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Board deems appropriate or desirable.

9.7.

The settlement of a Performance Share shall be made in cash, whole shares of Common Stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period. Notwithstanding the foregoing, the Board in its sole discretion may allow a Participant to defer payment in settlement of Performance Shares on terms and conditions approved by the Board and set forth in the related Award Agreement entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

9.8.

Performance Shares shall not be transferable by the Participant. The Board shall have the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of Common Stock that are delivered to a Participant in settlement of any Performance Shares.

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ARTICLE X.
CHANGES OF CONTROL OR OTHER FUNDAMENTAL CHANGES

10.1.

Upon the occurrence of a Change of Control and unless otherwise provided in the Award Agreement with respect to a particular Award:

10.1.1

all outstanding Stock Options shall become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to the Stock Option and the Option Price, and shall remain exercisable for the remaining Option Period, regardless of any provision in the related Award Agreement limiting the exercisability of such Stock Option or any portion thereof for any length of time;

10.1.2

all outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid out as soon as practicable as follows:

(i)

all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to earn one hundred percent (100%) of the Performance Shares covered by the Award;

(ii)

the applicable Performance Period shall be deemed to have been completed upon occurrence of the Change of Control;

(iii)

the payment to the Participant in settlement of the Performance Shares shall be the amount determined by the Board, in its sole discretion, or in the manner stated in the Award Agreement, as multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to occurrence of the Change of Control, and the denominator of which is the total number of months in the original Performance Period; and

(iv)

upon the making of any such payment, the Award Agreement as to which it relates shall be deemed terminated and of no further force and effect; and

10.1.3

all outstanding shares of Restricted Stock with respect to which the restrictions have not lapsed shall be deemed vested, and all such restrictions shall be deemed lapsed and the Restriction Period ended.

10.2.

Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Company, each Award granted under the Plan and then outstanding shall terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to the effective date of such dissolution or liquidation, each such outstanding Award granted hereunder shall be exercisable in full and all restrictions shall lapse, to the extent set forth in Section 10.1.1, 10.1.2 and 10.1.3 above.

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10.3.

After the merger of one or more corporations into the Company or any Affiliate, any merger of the Company into another corporation, any consolidation of the Company or any Affiliate of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each Participant shall, at no additional cost, be entitled, upon any exercise of such Participant’s Stock Option, to receive, in lieu of the number of shares as to which such Stock Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such Participant had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which such Stock Option shall then be so exercised. Comparable rights shall accrue to each Participant in the event of successive mergers, consolidations or reorganizations of the character described above. The Board may, in its sole discretion, provide for similar adjustments upon the occurrence of such events with regard to other outstanding Awards under this Plan. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

ARTICLE XI.
AMENDMENT AND TERMINATION

11.1.

Subject to the provisions of Section 11.2, the Board of Directors at any time and from time to time may amend or terminate the Plan as may be necessary or desirable to implement or discontinue the Plan or any provision hereof. To the extent required by the Act or the Code, however, no amendment, without approval by the Company’s shareholders, shall:

11.1.1

materially alter the group of persons eligible to participate in the Plan;

11.1.2

except as provided in Section 3.4, change the maximum aggregate number of shares of Common Stock that are available for Awards under the Plan; or

11.1.3

alter the class of individuals eligible to receive an Incentive Stock Option or increase the limit on Incentive Stock Options set forth in Section 4.1.4 or the value of shares of Common Stock for which an Eligible Employee may be granted an Incentive Stock Option.

11.2.

No amendment to or discontinuance of the Plan or any provision hereof by the Board of Directors or the shareholders of the Company shall, without the written consent of the Participant, adversely affect (in the sole discretion of the Board) any Award theretofore granted to such Participant under this Plan; provided, however, that the Board retains the right and power to:

11.2.1

annul any Award if the Participant is terminated for cause as determined by the Board; and

11.2.2

convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

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11.3.

If a Change of Control has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in ARTICLE X.

ARTICLE XII.
MISCELLANEOUS PROVISIONS

12.1.

Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company or its Affiliates or to serve as a Director or shall interfere in any way with the right of the Company or its Affiliates or the shareholders of the Company, as applicable, to terminate the employment of a Participant or to release or remove a Director at any time. Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company or its Affiliates for the benefit of their respective employees unless the Company shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan and an Award Agreement has been executed and delivered to the Company. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Board, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in ARTICLE VII with respect to Restricted Stock and except as otherwise provided by the Board.

12.2.

The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16 of the Act.

12.3.

The terms of the Plan shall be binding upon the Company, its successors and assigns.

12.4.

Neither a Stock Option nor any other type of equity-based compensation provided for hereunder shall be transferable except as provided for in Section 6.2. In addition to the transfer restrictions otherwise contained herein, additional transfer restrictions shall apply to the extent required by federal or state securities laws. If any Participant makes such a transfer in violation hereof, any obligation hereunder of the Company to such Participant shall terminate immediately.

12.5.

This Plan and all actions taken hereunder shall be governed by the laws of the State of Nevada.

12.6.

Each Participant exercising an Award hereunder agrees to give the Board prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof.

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12.7.

If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Award Agreement, it shall be stricken, and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

12.8.

The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company or any of its Affiliates to make adjustments, reclassification, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or to transfer all or part of its business or assets.

12.9.

The Plan is not subject to the provisions of ERISA or qualified under Section 401(a) of the Code.

12.10.

If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with (i) the exercise of a Nonqualified Stock Option, (ii) certain dispositions of Common Stock acquired upon the exercise of an Incentive Stock Option, or (iii) the receipt of Common Stock pursuant to any other Award, then the issuance of Common Stock to such Participant shall not be made (or the transfer of shares by such Participant shall not be required to be effected, as applicable) unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company. To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

12.11.

Compliance with other laws.

12.11.1       For Reporting Persons:

(i)

the Plan is intended to satisfy the provisions of Rule 16b-3;

(ii)

all transactions involving Participants who are subject to Section 16(b) of the Exchange Act of 1934, as amended, are subject to the provisions of Rule 16b-3 regardless of whether they are set forth in the Plan; and

(iii)

any provision of the Plan that conflicts with Rule 16b-3 does not apply to the extent of the conflict.

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12.11.2

If any provision of the Plan, any Award, or Award Agreement conflicts with the requirements of Code Section 162(m) or 422 for Awards subject to these requirements, then that provision does not apply to the extent of the conflict.

12.11.3

Notwithstanding any other provision of the Plan, the Board and each applicable Committee shall administer the Plan and exercise all authority and discretion under the Plan to satisfy the requirements of Code Section 409A or any exemption thereto.

12.11.4

Notwithstanding any other provision of the Plan, if, for an Employee of a parent company, the conversion of an Incentive Stock Option to a Nonqualified Stock Option or the treatment of an Incentive Stock Option as a Nonqualified Stock Option would not satisfy the requirements of Code Section 409A or an exemption thereto, as determined by the Board in its exclusive discretion, then the Incentive Stock Option shall terminate on the date that it would no longer qualify as an Incentive Stock Option as determined by the Board in its exclusive discretion.

12.12.

Any reference in the Plan to a written document includes any document delivered electronically or posted on the Company’s intranet.

12.13.

The headings and captions in the Plan are inserted as a matter of convenience for organizational purposes, and do not construe, define, extend, interpret, or limit any provision of the Plan.

12.14.

Whenever the context may require, any pronoun includes the corresponding masculine, feminine, or neuter form, and the singular includes the plural and vice versa.

12.15.

Any reference in the Plan to a statutory or regulatory provision includes corresponding successor provisions.

12.16.

The proceeds from the sale of shares pursuant to Awards granted under the Plan shall constitute general funds of the Company.

12.17.

Nothing contained in the Plan or in any Award agreement executed pursuant hereto shall be deemed to confer upon any individual or entity to whom an Award is or may be granted hereunder any right to remain in the employ or service of the Company or a parent or subsidiary of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

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Appendix B

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY — DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 — After Issuance of Stock)

1. Name of corporation:

Monaker Group, Inc. [E0891542005-0]

2. The articles have been amended as follows: (provide article numbers, if available)

Section 1. Capital Stock is deleted and replaced in its entirety with the following (which shall have no effect on any previously designated series of preferred stock):

Section 1. Capital Stock

The aggregate number of shares that the Corporation will have authority to issue is Six Hundred Million (600,000,000) of which Five Hundred Million (500,000,000) shares will be common stock, with a par value of $0.00001 per share, and One Hundred Million (100,000,000) shares will be preferred stock, with a par value of $0.00001 per share.

The Preferred Stock may be divided into and issued in series. The Board of Directors of the Corporation is authorized to divide the authorized shares of Preferred Stock into one or more series, each of which shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors of the Corporation is authorized, within any limitations prescribed by law and this Article, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of Preferred Stock including but not limited to the following:

a.       The rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;

b.       Whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;

c.       The amount payable upon shares in the event of voluntary or involuntary liquidation;

d.       Sinking fund or other provisions, if any, for the redemption or purchase of shares;

e.       The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

f.       Voting powers, if any, provided that if any of the Preferred Stock or series thereof shall have voting rights, such Preferred Stock or series shall vote only on a share for share basis with the Common Stock on any matter, including but not limited to the election of directors, for which such Preferred Stock or series has such rights; and,

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g.       Subject to the foregoing, such other terms, qualifications, privileges, limitations, options, restrictions, and special or relative rights and preferences, if any, of shares or such series as the Board of Directors of the Corporation may, at the time so acting, lawfully fix and determine under the laws of the State of Nevada.

The Corporation shall not declare, pay or set apart for payment any dividend or other distribution (unless payable solely in shares of Common Stock or other class of stock junior to the Preferred Stock as to dividends or upon liquidation) in respect of Common Stock, or other class of stock junior the Preferred Stock, nor shall it redeem, purchase or otherwise acquire for consideration shares of any of the foregoing, unless dividends, if any, payable to holders of Preferred Stock for the current period (and in the case of cumulative dividends, if any, payable to holder of Preferred Stock for the current period and in the case of cumulative dividends, if any, for all past periods) have been paid, are being paid or have been set aside for payments, in accordance with the terms of the Preferred Stock, as fixed by the Board of Directors.

In the event of the liquidation of the Corporation, holders of Preferred Stock shall be entitled to received, before any payment or distribution on the Common Stock or any other class of stock junior to the Preferred Stock upon liquidation, a distribution per share in the amount of the liquidation preference, if any, fixed or determined in accordance with the terms of such Preferred Stock plus, if so provided in such terms, an amount per share equal to accumulated and unpaid dividends in respect of such Preferred Stock (whether or not earned or declared) to the date of such distribution. Neither the sale, lease or exchange of all or substantially all of the property and assets of the Corporation, nor any consolidation or merger of the Corporation, shall be deemed to be a liquidation for the purposes of this Article.

Reverse Stock Split of Outstanding Common Stock

Effective as of the effective date set forth under “Effective date and time of filing” on this Certificate of Amendment to Articles of Incorporation (or in the absence of such date, on the date such Amendment to the Articles of Incorporation is filed with the Secretary of State of Nevada)(the “Effective Time”), every [1 to 4, depending on the final ratio approved by the Board of Directors] shares of the Corporation’s common stock (but not any shares of Preferred Stock), issued and outstanding immediately prior to the Effective Time, or held in treasury prior to the Effective Time (collectively the “Old Capital Stock”), shall be automatically reclassified and combined into One (1) share of common stock (the “Reverse Stock Split”). Any stock certificate that, immediately prior to the Effective Time, represented shares of Old Capital Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares as equals the quotient obtained by dividing the number of shares of Old Capital Stock represented by such certificate immediately prior to the Effective Time by [1 to 4, depending on the final ratio approved by the Board of Directors], subject to any adjustments for fractional shares as set forth below; provided, however, that each person holding of record a stock certificate or certificates that represented shares of Old Capital Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of capital stock to which such person is entitled under the foregoing reclassification. No fractional shares of capital stock shall be issued as a result of the Reverse Stock Split. In lieu of any fractional share of capital stock to which a stockholder would otherwise be entitled, the Corporation shall issue that number of shares of capital stock as rounded up to the nearest whole share. The Reverse Stock Split shall have no effect on the number of authorized shares of capital stock or the par value thereof as set forth above in Section 1.”

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 54.0%

4. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)

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5. Signature: (required)

X

Signature of Officer

*	If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Nevada Secretary of State Amend Profit-After
This form must be accompanied by appropriate fees.	Revised: 1-5-15

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